UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (310) 996-6000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2011

Laurie D. Neat
Capital International, Inc.
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Rob Helm, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Emerging Markets Growth FundSM

[cover: global map]

Annual report for the year ended June 30, 2011

Emerging Markets Growth Fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call 800/421-4989.

Investing in developing markets involves risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments.

Emerging Markets Growth Fund is a U.S.-domiciled open-end interval fund and redeems on a monthly basis as more fully described in its prospectus. Securities offered through American Funds Distributors,® Inc., member FINRA.

Dear shareholders:

Emerging markets equities ended the fiscal year with strong gains, supported by healthy corporate earnings, rising commodity prices and robust economic growth in several markets. For the 12-month period ended June 30, 2011, the net asset value of Emerging Markets Growth Fund rose 24.3% with dividends reinvested, compared with a 27.5% increase for its benchmark, the unmanaged MSCI Emerging Markets Investable Market Index (IMI).

Commodity-rich Russia helped lead gains. Energy stocks climbed 30%, with earnings for the large oil producers supported by higher oil prices as public protests spread throughout the Middle East. WTI Cushing crude oil spot prices peaked at about $115 a barrel in April and stayed above $90 for the remainder of the period. The materials and industrials sectors also advanced sharply, bolstered by Asian petrochemicals companies as well as infrastructure-related firms in South Korea and Brazil. Consumer stocks jumped, especially shares of several Asian automakers. Technology had mixed results. Small- and mid-cap companies significantly outpaced megacap stocks.

Market review

Stocks registered steep gains in the first half of the fiscal year but lost momentum in the second, thwarted by a series of macroeconomic events, particularly in the developed world. The tsunami that devastated northeastern Japan in March temporarily shuttered factories and interrupted supply chains. Meanwhile, Greece’s struggle to implement an economic austerity package highlighted the heavy indebtedness of several southern European nations. As a range of economic indicators in developed markets — including the U.S. — slowed, investors began to question the viability of growth rates in export-oriented emerging markets economies. Rising oil prices fomented additional concerns about already high inflation figures in several developing markets.

Monetary authorities balanced the need to sustain economic growth while reining in inflation, which inched above target in several cases. The International Monetary Fund forecast that emerging markets economies would grow 6.6% in 2011, compared with 7.4% in 2010, and that consumer prices in the developing world would rise an average of 6.9% in 2011. Food prices soared, with the Thomson Reuters/Jeffries CRB Agricultural Index jumping nearly 60% for the period. A severe drought in Russia destroyed about a third of the nation’s crops, prompting the government to ban grain exports. By early 2011, a series of harvest disruptions in several countries combined with elevated oil prices and accelerating demand had pushed global food prices to an all-time high, as measured by the FAO Food Price Index.

[Begin Sidebar]
Results at a glance

For periods ended June 30, 2011, with distributions reinvested

	Total Returns		Average annual total returns
						Lifetime
						(since
	6 months	1 year	3 years	5 years	10 years	5/30/86)

Emerging Markets Growth Fund	0.6%	24.3%	5.5%	13.1%	16.1%	17.1%
MSCI Emerging Markets IMI1,2	0.3	27.5	5.1	11.8	16.4	12.9	3
MSCI Emerging Markets Index2,4	0.9	27.8	4.2	11.4	16.2	12.8	3

1Returns for the MSCI Emerging Markets Investable Market Index (IMI) were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987 to December 31, 2000, and with net dividends from January 1, 2001 to November 30, 2007, and using the MSCI Emerging Markets IMI with net dividends thereafter.

2The indices are unmanaged and their results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

3The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the International Finance Corporation (IFC) Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986 to December 31, 1987.

4Reflects gross dividends through December 31, 2000 and net dividends thereafter.

The total annual fund operating expense ratio was 0.68% as of the most recent fiscal year-end.

Percentage changes for markets and sectors are based on the MSCI Emerging Markets Investable Market Index, with net dividends reinvested, and are for the period ended June 30, 2011, unless otherwise noted. All returns and stock prices are reflected in U.S. dollars, unless otherwise noted.
[End Sidebar]

Authorities employed a variety of measures to curb inflation, with central banks in China, India, Brazil, Taiwan and South Korea among those that raised key interest rates. China also steadily increased reserve requirements, while Brazil doubled taxes on consumer loans in April. Turkey introduced a less conventional policy in late 2010 when it lifted reserve requirements for banks while continuing to lower interest rates in an effort to stifle currency appreciation and capital inflows. Investor flows into dedicated emerging markets funds, which had surged to a record of more than $90 billion by the end of 2010, slowed in 2011, with outflows in the first six months of the year totaling about $12 billion. Most emerging markets currencies witnessed double-digit appreciations against the U.S. dollar, with the Brazilian real and South Korean won climbing 15% and 14%, respectively. The Turkish lira was a notable exception, falling 3%.

Among energy stocks, Russian oil giant Gazprom rose 56% amid higher gas sales to Europe. Thai coal producer Banpu and China Shenhua Energy climbed 26% and 33%, respectively. However, oil heavyweight Petrobras advanced only 2% as investors worried about the Brazilian government’s increased influence after it raised its ownership stake and then forced the company to reduce fuel prices by as much as 10% in May. Shares of Indian petrochemicals behemoth Reliance Industries slid 13%, hurt by declining production.

Higher commodities prices boosted shares of metals and mining producers. Brazilian iron ore producer Vale was among the market leaders, while a number of infrastructure-related stocks advanced in Brazil and Mexico. Meanwhile, rising consumer confidence and growing retail sales supported a range of consumer-related companies. Shares of automobile manufacturers Hyundai Motor and Kia Motors as well as auto parts manufacturer Hyundai Mobis surged, due in part to market share gains triggered by supply disruptions among Japanese automakers.

[Begin Sidebar]
10 largest equity holdings

		Percent of price
	Percent of	change for the
	net assets as	12 months ended
	of 6/30/11	6/30/11*

LG Chem	3.2%	82.9%
OAO Gazprom	3.1	55.7
Samsung Electronics	2.6	23.9
Bharti Airtel	1.7	57.6
Bank of China	1.6	–3.0
Taiwan Semiconductor Manufacturing	1.6	35.4
CIMB Group Holdings	1.6	37.5
Industrial and Commercial Bank of China	1.6	6.2
China Shenhua Energy	1.6	32.7
Telekomunikacja Polska	1.3	44.6

Total	19.9%

*The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.
[End Sidebar]

Internet firms that cater to growing demand for newer products such as smartphones led the technology sector. Taiwan’s wireless phone producer HTC, which manufactures phones for Apple and sells its own brand of smartphones, soared more than 170%. Taiwan Semiconductor Manufacturing rose 35%, with the need for sophisticated chips used in smartphones and other devices boosting company profits. Samsung Electronics edged up nearly 24%, supported by smartphone sales, though demand for flat-screen televisions weakened.

[Begin Sidebar]
Where the fund’s assets were invested

	Percent of net assets				MSCI EM IMI1	Value of holdings
						6/30/11
	6/30/09	6/30/10	12/31/10	6/30/11	6/30/11	(000)

Asia-Pacific
China	19.1%	17.0%	16.8%	15.7%	17.3%	$2,636,674
Hong Kong	1.1	1.2	1.6	2.4	—	399,619
India	9.7	10.8	9.9	9.5	7.6	1,601,159
Indonesia	2.1	3.6	2.6	3.3	2.7	559,821
Malaysia	3.0	3.3	3.2	3.8	3.3	637,222
Pakistan	.1	.1	.1	.1	—	14,091
Philippines	1.1	1.0	.9	.9	.6	156,966
Singapore	.8	1.0	.8	.8	—	130,603
South Korea	7.8	9.1	9.7	10.5	14.9	1,764,958
Sri Lanka	.1	—	—	—	—	—
Taiwan	6.2	6.6	6.2	6.0	12.3	1,018,111
Thailand	1.7	2.3	2.5	2.9	1.8	489,033
Vietnam	.1	—	—	—	—	2,902
	52.9	56.0	54.3	55.9	60.5	9,411,159

Latin America
Argentina	.1	.1	1.9	1.2	—	204,833
Brazil	11.5	10.7	9.9	9.4	14.4	1,587,387
Chile	1.3	.6	.5	.3	1.7	45,939
Colombia	.2	—	.3	.3	.8	48,948
Jamaica	.1	—	—	—	—	—
Mexico	8.0	6.0	5.9	4.5	4.1	742,313
Peru	.1	—	—	—	.4	4,342
Uruguay	—	—	.1	.1	—	18,623
	21.3	17.4	18.6	15.8	21.4	2,652,385

Eastern Europe and Middle East
Czech Republic	.8	.6	.6	.7	.4	118,819
Hungary	.2	.1	.2	.3	.4	48,566
Israel	1.2	1.3	1.2	.9	—	145,171
Oman	.1	.2	.2	.2	—	43,152
Poland	1.1	1.0	1.2	1.5	1.7	259,350
Russia	5.2	5.2	7.0	8.3	6.1	1,383,517
Saudi Arabia	—	.3	.3	.6	—	94,331
Turkey	1.5	1.4	1.4	.6	1.5	100,408
United Arab Emirates	—	—	.2	.2	—	38,607
	10.1	10.1	12.3	13.3	10.1	2,231,921

Africa
Egypt	.8	.1	.1	—	.4	—
Morocco	.1	.1	.1	.1	.2	14,227
South Africa	5.4	4.6	3.5	3.1	7.4	535,574
	6.3	4.8	3.7	3.2	8.0	549,801

Other markets2
Australia	.3	.6	1.2	.9		155,423
Austria	—	—	.2	.2		35,498
Canada	.3	.6	1.0	.8		139,736
Italy	.5	—	.1	.1		19,842
Netherlands	.2	—	—	—		—
Switzerland	—	—	—	.2		22,813
United Kingdom	.3	1.2	1.9	3.4		568,313
United States of America	.6	.8	.8	.9		147,870
	2.2	3.2	5.2	6.5		1,089,495
Multinational	.7	.6	.5	.3		51,853
Other3	2.0	2.5	1.7	1.8		305,737
Other assets less liabilities
(short-term securities and
forward currency contracts)	4.5	5.4	3.7	3.2
Total net assets	100.0%	100.0%	100.0%	100.0%		$16,826,540

1A dash indicates that the market is not included in the index. Source: MSCI.
2Includes investments in companies incorporated in the region that have significant operations in emerging markets.
3Includes securities in initial period of acquisition.
[End Sidebar]

A number of telecommunication services providers saw modest returns compared to broader market gains. Among the exceptions were India’s Bharti Airtel and South Africa’s MTN, whose shares improved 58% and 63%, respectively, as they expanded their subscription bases, particularly in Africa.

On a market basis, advances in China and India were subdued, as stricter monetary policies raised doubts about the sustainability of high growth rates and the potential implications for corporate earnings. Shares of Chinese companies most susceptible to tighter credit conditions posted weaker results, including financials, consumer and infrastructure-related stocks. The MSCI China IMI advanced 13%. Stocks were up just 6% in India, hurt by a series of corruption scandals that undermined investor confidence and inflationary pressures that dampened corporate earnings.

[Begin Sidebar]
Percent change in key markets*
	12 months		6 months
	ended 6/30/11		ended 6/30/11

	Expressed	Expressed	Expressed	Expressed
	in U.S.	in local	in U.S.	in local
	dollars	currency	dollars	currency
Asia-Pacific
China	12.9%	12.9%	–0.4%	–0.3%
India	6.3	2.3	–9.3	–9.4
Indonesia	33.3	26.1	11.5	6.1
Malaysia	35.8	26.6	7.9	5.6
Philippines	27.9	19.6	–1.4	–2.5
South Korea	41.7	23.8	8.6	2.2
Taiwan	33.6	19.4	–3.3	–4.7
Thailand	41.3	34.1	0.5	2.5

Latin America
Brazil	25.2	8.5	–1.6	–7.4
Chile	37.2	17.3	–3.3	–3.2
Colombia	32.9	22.9	6.1	–2.0
Mexico	29.5	17.8	–0.3	–5.2
Peru	7.5	7.4	–26.5	–26.5

Eastern Europe and Middle East
Czech Republic	36.5	9.3	19.9	7.6
Hungary	40.3	10.4	21.9	7.6
Poland	55.4	26.3	10.8	3.0
Russia	45.0	31.8	9.4	1.4
Turkey	14.6	17.6	–8.0	–2.9

Africa
Egypt	–10.0	–6.0	–22.5	–20.5
Morocco	17.9	2.7	4.1	–2.3
South Africa	36.7	20.9	–3.8	–1.4

Emerging Markets Growth Fund	24.3		0.6

*The market indices, compiled by MSCI, are unmanaged and their results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
[End Sidebar]

South Korean equities gained 42%, supported by the advance of auto manufacturers as well as infrastructure firms and technology heavyweight Samsung Electronics. Brazilian equities climbed 25%, with infrastructure companies benefiting as the country prepares to host the 2014 World Cup and 2016 Olympics. Brazilian banks also reported higher profits as loan growth remained robust despite government measures to restrict credit. Dilma Rousseff was elected the country’s president last October, with many expecting her to carry out the economic policies of her predecessor, Luiz Inácio Lula da Silva; in February, President Rouseff managed to push through hotly contested legislation limiting minimum wage increases. Mexican equities climbed 29% as manufacturing and exports improved. Among the smaller Latin American markets, Colombia and Chile made confident strides, supported by vibrant domestic economies. Peruvian stocks rose just 7%, however, as populist candidate Ollanta Humala was elected the nation’s president in June; investors feared that Humala’s lack of experience could jeopardize the economy.

Central and Eastern European markets advanced, with Poland rising 55% as its economy continued to expand. A 15% gain in Turkish equities was tempered by worries about the implications of unorthodox monetary policies imposed by the central bank in December and mixed reactions to the election of Prime Minister Recep Erdogan, who won his third term in June.

Portfolio review

The fund registered strong returns, buoyed by investments in telecommunication services, materials, energy and infrastructure-related stocks, but slightly lagged its benchmark.

The largest stock holding — South Korea’s LG Chem — was a major contributor. Shares of the company shot up 83%, fueled by demand for batteries as well as petrochemicals in the wake of Japan’s catastrophic earthquake and tsunami. LG Chem seems poised to benefit from the diversification of its businesses over the long term.

Several telecommunications providers also rose sharply, including Bharti Airtel, which continued to expand its subscription base and increase product offerings in India as well as Africa. Shares of Telekomunikacja Polska (TPSA) leapt 45% over the period, boosted by profits that exceeded expectations. Having emerged from several years of muted growth amid regulatory pressures and cost-reduction efforts, TPSA appears to have entered a new phase, driven by its broadband and pay-TV businesses.

Investments in smaller Southeast Asian markets further lifted results, particularly in areas leveraged to infrastructure development and the consumer. Malaysia’s Tanjong, whose subsidiaries are involved in utilities, gaming and property investment, advanced 33% after majority stakeholder Ananda Krishnan announced plans to privatize the company last July. Genting Berhad soared 70% on earnings from the firm’s new casino in Singapore. CIMB — one of Malaysia’s largest financial firms, with extensive operations elsewhere in the region — registered strong profits on increased loan growth in both Indonesia and Malyasia. Shares of several Indonesian banks also advanced, as did Asian life insurer AIA Group, which was added to Hong Kong’s Hang Seng Index in June after having completed a $20.5 billion initial public offering in October.

Malaysia Marine and Heavy Engineering, a manufacturer of port rigs and ships, climbed 92% following its October initial public offering. In addition, Malaysian construction, property and natural resource conglomerate IJM Corporation reported robust profits, primarily from its property and plantation divisions. Elsewhere in Asia, Indian power producer and port operator Adani Enterprises notched a 41% gain as January–March earnings more than doubled on increased demand for coal, power and logistics facilities in India. China’s Anhui Conch Cement — one of Asia’s largest cement producers — indicated that stronger sales combined with higher prices helped net profits for 2010 rise about 75% from a year earlier. In addition, shares of China’s leading diesel engine manufacturer Weichai Power edged 83% higher as sales growth helped double the company’s earnings in 2010.

Several energy and utilities companies further boosted fund results. Philippine-based geothermal power producer Energy Development Corporation rose 59%, benefiting from the ongoing expansion of its domestic and overseas business operations. Coal producers Banpu and China Shenhua Energy advanced on an uptick in coal prices. Argentine oil and gas firm YPF climbed 35% after it discovered significant shale oil reserves in the southwestern region of the country. Meanwhile, Russian natural gas producer Gazprom reported a better-than-expected 24% jump in 2010 net profits. The company also appears positioned to deliver strong earnings growth and trades at attractive valuations.

Other Russian holdings had a positive impact on fund returns, particularly those in private equity funds managed by Russia’s Baring Vostok. The value of the funds soared after Internet search firm Yandex, one of their holdings, completed a $1.3 billion initial public offering on the Nasdaq stock exchange. Several businesses leveraged to Russian consumer growth also rose sharply, including telecommunications provider Rostelcom and retailer Magnit, which climbed 88% and 72%, respectively.

The fund’s selection of consumer stocks was the primary drag on results, particularly Brazilian consumer goods conglomerate Hypermarcas, which slid 27% for the period amid concerns about recent acquisitions as well as tighter credit conditions in the country. United Spirits dropped 21% as the Indian beverage conglomerate missed profit expectations in late 2010. Shares of China’s herbal shampoo manufacturer BaWang International plunged more than 70% amid reports that some of its products might pose health risks to consumers. In addition, shares of sportswear companies Li Ning and ANTA declined as orders waned in the face of competition from international brands.

Several investments in Chinese and Indian financial companies hampered fund returns. Chinese banks faced tighter regulations, and investors appeared to become concerned about their potential exposure to high levels of local government debt. Shares of Bank of China fell 3%, while Industrial and Commercial Bank of China only registered a 6% gain. Indian real estate developer DLF declined 23% as profits missed forecasts, squeezed by rising costs for materials. The company has also struggled to reduce balance sheet leverage and continued to delay a major project in Mumbai due to difficulties securing necessary governmental approvals. Holdings in DLF were trimmed over the period.

Outlook

Escalating inflationary pressures and moderating economic expansion — particularly in China and parts of the Western world — have raised questions about the sustainability of earnings growth in the emerging markets. Export-oriented markets and industries have been under particular scrutiny along with those heavily dependent on commodity imports.

Yet corporate managements in many emerging markets have shown the ability to navigate periods of high inflation and deliver on earnings growth through increased financial discipline, including a combination of cost-cutting measures and passing on elevated costs to consumers. Indeed, even in the past fiscal year, against the backdrop of higher commodity prices and tighter credit conditions, earnings per share have risen approximately 30% in the aggregate, above the market’s gains of about 28%. Another notable aspect of the past fiscal year has been the steady decline in volatility, underscoring market resilience in the face of uncertainty in the developed economies and a series of exogenous macroeconomic shocks.

As such, managers believe that the long-term outlook for emerging markets equities remains positive, underpinned by improving corporate governance, greater focus on creating shareholder value, better discipline in financial management of balance sheets and — most significantly — continued economic development despite a near-term deceleration of growth in some countries. The market opportunity set has also expanded rapidly, with about $473 billion in additional issuance over the past two years and more than 430 new companies being added to the MSCI EM IMI. As markets have expanded, the fund has broadened and deepened its investments.

While reducing investments in very large companies, the fund has increased holdings in small and mid-sized firms with market capitalizations under about $5 billion. Investments in these companies represented about 40% of fund assets at the end of the period. These businesses present interesting opportunities as they tend to be privately owned, run by entrepreneurs and generally derive their revenues and profits from fast-growing domestic economies. Additionally, extensive investment research can provide a competitive edge among this group of companies.

On a sector basis, materials and energy stocks make up about 28% of the portfolio. Fund investments in this area are likely to benefit from organic growth rather than higher commodity prices to generate profits. Also included among the holdings are several smaller petroleum exploration and production firms, as well as those cultivating alternative sources of energy, such as solar power. In addition, managers have renewed their interest in businesses that stand to see an acceleration of Asian demand in industries such as steel and cement.

Infrastructure growth is a major priority throughout the developing world. In particular, managers are attracted to companies that are focused on creating capacity and removing bottlenecks in roadways, seaports, railroads and transportation logistics, among other areas. Industrial stocks comprised about 10% of the fund’s assets by the end of the 12-month period, with an emphasis on firms linked to the economies of China, India, Malaysia, Brazil and Mexico.

Among technology companies, the fund highlights those that produce newer, “must-have” products and services such as smartphones, Internet search engines and tablet computers. Manufacturers of hybrid batteries and advanced semiconductor chips also feature prominently. In total, technology stocks represented about 12% of investments at the fund’s fiscal year-end.

Telecommunication services companies make up about 9% of investments. Focus in the industry has shifted from large wireless providers that have experienced impressive growth in the last decade to the next wave of development among broadband and data providers. While opportunities vary widely from region to region, fund managers and analysts are currently finding value in firms likely to profit from increased demand for broadband and favorable regulatory shifts, as well as those poised to capitalize on economic growth potential in areas such as Africa.

Although managers have scaled back some positions in the consumer sectors on valuation concerns, about 14% of the portfolio is invested in consumer companies, particularly automakers, retailers and beverage conglomerates.

As the emerging markets universe continues to expand and evolve, with many developing-market companies likely to take the lead in new industries and offer more sophisticated products and services, we expect bottom-up research to continue to unearth a range of investment opportunities. We are enthusiastic about prospects over the long term and look forward to reporting to you in another six months.

Sincerely,

/s/ Victor D. Kohn

Victor D. Kohn
President
August 17, 2011

The value of a long-term perspective
How a $100,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. This chart shows how a $100,0001 investment in Emerging Markets Growth Fund (EMGF) grew from December 31, 1987 — the inception of the MSCI Emerging Markets Index — through June 30, 2011, the end of the fund’s latest fiscal year.

As you can see, the $100,000 would have grown to $3,760,173. This is significantly more than the $2,050,745 generated by the unmanaged MSCI EM Index.

[begin mountain chart]

	Emerging Markets Growth Fund2	MSCI Emerging Markets Index3
12/31/1987	$100,000	$100,000
6/30/1988	138,053	136,912
12/31/1988	141,980	140,427
6/30/1989	203,614	173,906
12/31/1989	275,812	231,650
6/30/1990	296,302	258,080
12/31/1990	250,848	207,209
6/30/1991	349,859	281,281
12/31/1991	409,863	331,349
6/30/1992	453,884	355,819
12/31/1992	460,360	369,135
6/30/1993	551,713	421,825
12/31/1993	794,977	645,384
6/30/1994	741,137	578,578
12/31/1994	782,904	598,165
6/30/1995	732,096	578,478
12/31/1995	726,601	567,009
6/30/1996	845,474	627,491
12/31/1996	845,574	601,205
6/30/1997	1,092,098	707,935
12/31/1997	927,272	531,555
6/30/1998	791,087	431,270
12/31/1998	696,603	396,860
6/30/1999	953,943	555,079
12/31/1999	1,239,461	660,407
6/30/2000	1,198,460	607,647
12/31/2000	855,467	458,257
6/30/2001	847,207	450,050
12/31/2001	826,143	446,274
6/30/2002	799,378	454,921
12/31/2002	744,120	418,732
6/30/2003	856,488	485,280
12/31/2003	1,127,420	652,453
6/30/2004	1,095,308	646,124
12/31/2004	1,361,210	819,176
6/30/2005	1,471,426	868,292
12/31/2005	1,883,298	1,097,686
6/30/2006	2,028,701	1,176,259
12/31/2006	2,571,214	1,450,832
6/30/2007	3,085,311	1,705,431
12/31/2007	3,563,076	2,022,748
6/30/2008	3,202,070	1,764,921
12/31/2008	1,799,646	934,885
6/30/2009	2,463,059	1,290,915
12/31/2009	3,200,168	1,704,887
6/30/2010	3,025,275	1,608,057
12/31/2010	3,737,453	2,044,164
6/30/2011	3,760,173	2,050,745

1The minimum initial investment for EMGF is $100,000.
2Values are based on a $100,000 investment with distributions reinvested.

3Returns for the MSCI Emerging Markets Index were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987 to December 31, 2000, and with net dividends from January 1, 2001 to November 30, 2007, and using the MSCI EM IMI with net dividends thereafter. The indices are unmanaged and do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

4For the period December 31, 1987 (inception of the MSCI EM Index), through June 30, 1988. EMGF began operations on May 30, 1986.
[end mountain chart]

Total returns
(with all distributions reinvested for periods ended June 30, 2011)

	Cumulative	Average annual
	total returns	total returns

1 year	24.3%	—
5 years	85.3	13.1%
10 years	343.8	16.1

Fund results shown are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call 800/421-4989.

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc.,SM has been investment adviser for the fund since 1986. It is part of The Capital Group Companies, Inc.,SM one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The Capital Group organization has been involved in international investing since the 1950s. Capital International employs a research-driven approach to investing. Along with its institutional management affiliates, Capital International maintains a global investment research network spanning three continents. This network includes analysts and portfolio managers, from more than 30 countries, who speak a variety of languages. These professionals travel the world scrutinizing thousands of companies and keeping a close watch on industry trends and government actions.

The fund’s adviser has devoted substantial resources to the task of evaluating and managing investments in developing countries. Currently, there are more than 20 analysts covering these countries, with most also managing a portion of the fund. The majority of the fund’s assets are managed by six portfolio managers.

Capital International’s research effort focuses heavily on sectors as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given Emerging Markets Growth Fund a competitive edge.

..

 Investment portfolio
June 30, 2011

                                   Equity securities
                            ------------------------------
                            Common  Preferred  Convertible   Bonds    Percent of
                            stocks    stocks     stocks    and notes  net assets
--------------------------------------------------------------------------------
Sector diversification
--------------------------------------------------------------------------------
Financials                  18.19%      .91%       .14%       .01%        19.25%
--------------------------------------------------------------------------------
Materials                   15.15       .72         --        .06         15.93
--------------------------------------------------------------------------------
Energy                      11.48       .52         --        .06         12.06
--------------------------------------------------------------------------------
Information technology      11.98        --         --         --         11.98
--------------------------------------------------------------------------------
Industrials                  9.74        --         --         --          9.74
--------------------------------------------------------------------------------
Telecommunication services   7.26      1.73         --         --          8.99
--------------------------------------------------------------------------------
Consumer discretionary       7.73        --         --        .02          7.75
--------------------------------------------------------------------------------
Consumer staples             6.15        --         --         --          6.15
--------------------------------------------------------------------------------
Utilities                    1.49      1.00         --         --          2.49
--------------------------------------------------------------------------------
Health care                   .89        --         --         --           .89
--------------------------------------------------------------------------------
Other                        1.47        --         --        .11          1.58
--------------------------------------------------------------------------------
                            91.53%     4.88%       .14%       .26%        96.81
                            =====      ====        ===        ===
Short-term securities                                                      2.48
--------------------------------------------------------------------------------
Other assets less liabilities (including forward currency contracts)        .71
--------------------------------------------------------------------------------
Net assets                                                               100.00%
                                                                         ======

                                                                                                                   Value
Equity securities                                                                                    Shares        (000)
-------------------------------------------------------------------------------------------------------------------------

Asia-Pacific -- 55.9%
-------------------------------------------------------------------------------------------------------------------------
China -- 15.7%
-------------------------------------------------------------------------------------------------------------------------
Agricultural Bank of China Ltd.                                                                   1,528,800    $    663
Agricultural Bank of China Ltd. (Hong Kong)                                                     143,022,000      75,598
-------------------------------------------------------------------------------------------------------------------------
Alibaba.com Ltd. (Hong Kong)                                                                     24,994,000      40,004
-------------------------------------------------------------------------------------------------------------------------
Ambow Education Holding Ltd. (ADR)(1)                                                               780,100       4,033
-------------------------------------------------------------------------------------------------------------------------
Anhui Conch Cement Co. Ltd.                                                                      10,961,154      47,180
Anhui Conch Cement Co. Ltd. (Hong Kong)                                                          15,075,000      71,025
-------------------------------------------------------------------------------------------------------------------------
Bank of China Ltd. (Hong Kong)                                                                  564,666,732     276,275
-------------------------------------------------------------------------------------------------------------------------
BaWang International (Group) Holding Ltd. (Hong Kong)                                            36,034,000       7,024
-------------------------------------------------------------------------------------------------------------------------
Beijing Enterprises Holdings Ltd.                                                                 6,736,000      35,238
-------------------------------------------------------------------------------------------------------------------------
BYD Co. Ltd. (Hong Kong)(1)                                                                       2,059,700       6,719
-------------------------------------------------------------------------------------------------------------------------
Changyou.com Ltd., Class A (ADR)(1)                                                                  40,800       1,796
-------------------------------------------------------------------------------------------------------------------------
China Construction Bank Corp. (Hong Kong)                                                       170,572,190     141,971
-------------------------------------------------------------------------------------------------------------------------
China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong)                               59,763,600      66,150
-------------------------------------------------------------------------------------------------------------------------
China Life Insurance Co. Ltd.                                                                     1,407,973       4,092
China Life Insurance Co. Ltd. (Hong Kong)                                                        10,937,000      37,693
-------------------------------------------------------------------------------------------------------------------------
China Longyuan Power Group Corp. Ltd. (Hong Kong)                                                52,704,000      51,092
-------------------------------------------------------------------------------------------------------------------------
China Mengniu Dairy Co. (Hong Kong)                                                              23,209,000      78,261
-------------------------------------------------------------------------------------------------------------------------
China National Offshore Oil Corp. (Hong Kong)                                                    10,175,000      23,904
-------------------------------------------------------------------------------------------------------------------------
China Overseas Land & Investment Ltd. (Hong Kong)                                                 9,223,206      19,956
-------------------------------------------------------------------------------------------------------------------------
China Petroleum & Chemical Corp. (Hong Kong)                                                     41,878,000      42,365
-------------------------------------------------------------------------------------------------------------------------
China Railway Construction Corp. Ltd. (Hong Kong)                                                40,701,500      34,181
-------------------------------------------------------------------------------------------------------------------------
China Railway Group Ltd. (Hong Kong)                                                             15,710,000       7,404
-------------------------------------------------------------------------------------------------------------------------
China Resources Enterprise Ltd. (Hong Kong)                                                       4,562,000      18,682
-------------------------------------------------------------------------------------------------------------------------
China Resources Land Ltd. (Hong Kong)                                                             1,867,000       3,385
-------------------------------------------------------------------------------------------------------------------------


                                                                                                                   Value
Equity securities                                                                                    Shares        (000)
-------------------------------------------------------------------------------------------------------------------------
China (continued)
-------------------------------------------------------------------------------------------------------------------------

China Shenhua Energy Co. Ltd.                                                                     1,309,200    $  6,123
China Shenhua Energy Co. Ltd. (Hong Kong)                                                        53,327,500     256,056
-------------------------------------------------------------------------------------------------------------------------
CSR Corp. Ltd. (Hong Kong)                                                                       45,916,000      43,220
-------------------------------------------------------------------------------------------------------------------------
China Yurun Food Group Ltd. (Hong Kong)                                                          18,846,000      53,411
-------------------------------------------------------------------------------------------------------------------------
Ctrip.com International, Ltd. (ADR)(1)                                                               84,060       3,621
-------------------------------------------------------------------------------------------------------------------------
ENN Energy Holdings Ltd. (Hong Kong)                                                              4,630,000      15,738
-------------------------------------------------------------------------------------------------------------------------
First Tractor Co. Ltd. (Hong Kong)                                                               11,290,000      14,083
-------------------------------------------------------------------------------------------------------------------------
Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong)(1)                                    15,126,000          24
-------------------------------------------------------------------------------------------------------------------------
Giant Interactive Group Inc. (ADR)                                                                  953,300       7,016
-------------------------------------------------------------------------------------------------------------------------
Harbin Power Equipment Co. Ltd. (Hong Kong)                                                      12,220,000      13,993
-------------------------------------------------------------------------------------------------------------------------
Hengan International Group Co. Ltd. (Hong Kong)                                                   4,661,000      42,027
-------------------------------------------------------------------------------------------------------------------------
Honghua Group Ltd. (Hong Kong)(1)                                                                 3,817,000         413
-------------------------------------------------------------------------------------------------------------------------
Huabao International Holdings Ltd. (Hong Kong)                                                   29,109,000      26,503
-------------------------------------------------------------------------------------------------------------------------
Industrial and Commercial Bank of China Ltd.                                                     28,272,300      19,513
Industrial and Commercial Bank of China Ltd. (Hong Kong)                                        322,084,761     246,618
-------------------------------------------------------------------------------------------------------------------------
Kingboard Chemical Holdings Ltd. (Hong Kong)                                                      2,025,100       9,428
-------------------------------------------------------------------------------------------------------------------------
Kingboard Laminates Holdings Ltd. (Hong Kong)                                                    38,689,000      30,420
-------------------------------------------------------------------------------------------------------------------------
Lenovo Group Ltd. (Hong Kong)                                                                   132,852,000      76,325
-------------------------------------------------------------------------------------------------------------------------
Li Ning Co. Ltd. (Hong Kong)                                                                     16,221,500      28,205
-------------------------------------------------------------------------------------------------------------------------
Longfor Properties Co. Ltd. (Hong Kong)                                                          40,295,500      62,415
-------------------------------------------------------------------------------------------------------------------------
Man Wah Holdings Ltd. (Hong Kong)                                                                21,602,600      22,744
-------------------------------------------------------------------------------------------------------------------------
Minth Group Ltd. (Hong Kong)                                                                     27,958,000      45,298
-------------------------------------------------------------------------------------------------------------------------
NetDragon Websoft Inc. (Hong Kong)                                                                6,497,500       3,848
-------------------------------------------------------------------------------------------------------------------------
NetEase.com, Inc. (ADR)(1)                                                                          204,300       9,212
-------------------------------------------------------------------------------------------------------------------------
New Oriental Education & Technology Group Inc. (ADR)(1)                                             254,200      28,399
-------------------------------------------------------------------------------------------------------------------------
Nine Dragons Paper (Holdings) Ltd. (Hong Kong)                                                   37,554,200      32,864
-------------------------------------------------------------------------------------------------------------------------
Parkson Retail Group Ltd. (Hong Kong)                                                             6,201,500       9,087
-------------------------------------------------------------------------------------------------------------------------
Perfect World Co. Ltd., Class B (ADR)(1)                                                            317,200       5,951
-------------------------------------------------------------------------------------------------------------------------
Ports Design Ltd. (Hong Kong)                                                                     1,724,000       4,097
-------------------------------------------------------------------------------------------------------------------------
Sany Heavy Equipment International Holdings Co. Ltd. (Hong Kong)                                 56,608,000      64,667
-------------------------------------------------------------------------------------------------------------------------
Shanda Games Ltd., Class A (ADR)(1)                                                               1,916,900      12,498
-------------------------------------------------------------------------------------------------------------------------
Shanghai Zhixin Electric Co. Ltd.                                                                 5,166,967       9,655
-------------------------------------------------------------------------------------------------------------------------
Suntech Power Holdings Co. Ltd. (ADR)(1)                                                          2,300,300      18,103
-------------------------------------------------------------------------------------------------------------------------
Tencent Holdings Ltd. (Hong Kong)                                                                   651,100      17,857
-------------------------------------------------------------------------------------------------------------------------
Tingyi (Cayman Islands) Holding Corp. (Hong Kong)                                                17,724,000      54,879
-------------------------------------------------------------------------------------------------------------------------
Weichai Power Co. Ltd. (Hong Kong)                                                               17,524,200     103,135
-------------------------------------------------------------------------------------------------------------------------
Wumart Stores, Inc. (Hong Kong)                                                                  12,337,384      30,796
-------------------------------------------------------------------------------------------------------------------------
Zhongsheng Group Holdings Ltd. (Hong Kong)                                                       41,338,000      90,454
-------------------------------------------------------------------------------------------------------------------------
Zhuzhou CSR Times Electric Co. Ltd. (Hong Kong)                                                   5,972,000      20,180
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              2,633,567

-------------------------------------------------------------------------------------------------------------------------
Hong Kong -- 2.4%
-------------------------------------------------------------------------------------------------------------------------
AIA Group Ltd.(1)                                                                                39,183,600     136,374
-------------------------------------------------------------------------------------------------------------------------
ASM Pacific Technology Ltd.                                                                       1,907,700      26,374
-------------------------------------------------------------------------------------------------------------------------
First Pacific Co. Ltd.                                                                           13,196,858      11,794
-------------------------------------------------------------------------------------------------------------------------
Goodbaby International Holdings Ltd.                                                             22,216,000      10,154
-------------------------------------------------------------------------------------------------------------------------
Hopewell Holdings Ltd.                                                                           12,238,500      38,925
-------------------------------------------------------------------------------------------------------------------------
Samsonite International SA(1)                                                                    19,641,900      37,105
-------------------------------------------------------------------------------------------------------------------------
Sands China Ltd.(1)                                                                              19,470,800      53,052
-------------------------------------------------------------------------------------------------------------------------
SJM Holdings Ltd.                                                                                 2,574,000       6,132
-------------------------------------------------------------------------------------------------------------------------
United Company RUSAL PLC(1)                                                                      27,361,000      37,656
-------------------------------------------------------------------------------------------------------------------------
VTech Holdings Ltd.                                                                                 610,000       7,229
-------------------------------------------------------------------------------------------------------------------------


                                                                                                                   Value
Equity securities                                                                                    Shares        (000)
-------------------------------------------------------------------------------------------------------------------------
Hong Kong (continued)
-------------------------------------------------------------------------------------------------------------------------

Wynn Macau Ltd.                                                                                  10,570,000    $ 34,824
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                399,619

-------------------------------------------------------------------------------------------------------------------------
India -- 9.5%
-------------------------------------------------------------------------------------------------------------------------
Adani Enterprises Ltd.                                                                           10,329,202     165,490
-------------------------------------------------------------------------------------------------------------------------
Apollo Hospitals Enterprise Ltd.                                                                  2,445,932      26,162
Apollo Hospitals Enterprise Ltd. (GDR)                                                              467,600       5,000
-------------------------------------------------------------------------------------------------------------------------
Bharat Electronics Ltd.                                                                             380,971      13,718
-------------------------------------------------------------------------------------------------------------------------
Bharti Airtel Ltd.                                                                               32,665,355     288,749
-------------------------------------------------------------------------------------------------------------------------
Cox and Kings Ltd.                                                                                4,029,996      16,416
Cox and Kings Ltd. (GDR)                                                                            453,204       1,843
-------------------------------------------------------------------------------------------------------------------------
Cummins India Ltd.                                                                                1,182,073      17,943
-------------------------------------------------------------------------------------------------------------------------
DLF Ltd.                                                                                         14,324,834      67,784
-------------------------------------------------------------------------------------------------------------------------
GMR Infrastructure Ltd.(1)                                                                        5,784,000       4,237
-------------------------------------------------------------------------------------------------------------------------
HDFC Bank Ltd.                                                                                    1,467,181      82,616
HDFC Bank Ltd. (ADR)                                                                                  1,600         282
-------------------------------------------------------------------------------------------------------------------------
Housing Development Finance Corp. Ltd.                                                            7,299,629     115,762
-------------------------------------------------------------------------------------------------------------------------
ICICI Bank Ltd.                                                                                   3,240,364      79,424
ICICI Bank Ltd. (ADR)                                                                             1,136,100      56,010
-------------------------------------------------------------------------------------------------------------------------
Infosys Technologies Ltd.                                                                           422,272      27,528
-------------------------------------------------------------------------------------------------------------------------
Infrastructure Development Finance Co. Ltd.(1)                                                   19,165,091      56,317
-------------------------------------------------------------------------------------------------------------------------
ITC Ltd.                                                                                          1,730,680       7,864
-------------------------------------------------------------------------------------------------------------------------
IVRCL Infrastructures & Projects Ltd.                                                             3,033,944       4,767
-------------------------------------------------------------------------------------------------------------------------
Jain Irrigation Systems Ltd.                                                                     14,740,760      56,232
-------------------------------------------------------------------------------------------------------------------------
Jindal Steel & Power Ltd.                                                                         1,051,117      15,401
-------------------------------------------------------------------------------------------------------------------------
Kotak Mahindra Bank Ltd.(1)                                                                       3,836,627      41,169
-------------------------------------------------------------------------------------------------------------------------
Multi Screen Media Private Ltd. (acquired 5/15/00, cost: $107,294,000)(1,2)                         284,195      24,352
-------------------------------------------------------------------------------------------------------------------------
Pantaloon Retail (India) Ltd.                                                                     1,384,736       9,512
-------------------------------------------------------------------------------------------------------------------------
PTC India Financial Services Ltd.(1)                                                             15,933,450       6,258
-------------------------------------------------------------------------------------------------------------------------
Reliance Industries Ltd.                                                                          6,690,872     134,893
-------------------------------------------------------------------------------------------------------------------------
Shopper's Stop Ltd.                                                                               2,010,600      20,399
-------------------------------------------------------------------------------------------------------------------------
Sobha Developers Ltd.                                                                             3,594,606      20,846
-------------------------------------------------------------------------------------------------------------------------
Sun Pharmaceutical Industries Ltd.                                                                1,809,012      20,170
-------------------------------------------------------------------------------------------------------------------------
Tata Steel Ltd.                                                                                   5,084,791      69,564
-------------------------------------------------------------------------------------------------------------------------
United Spirits Ltd.                                                                               5,479,296     120,494
-------------------------------------------------------------------------------------------------------------------------
VA Tech Wabag Ltd.(3)                                                                               633,821      18,256
-------------------------------------------------------------------------------------------------------------------------
Wipro Ltd.                                                                                          609,630       5,701
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,601,159

-------------------------------------------------------------------------------------------------------------------------
Indonesia -- 3.3%
-------------------------------------------------------------------------------------------------------------------------
PT Agung Podomoro Land Tbk(1)                                                                   479,240,500      18,197
-------------------------------------------------------------------------------------------------------------------------
PT Astra International Tbk                                                                       10,016,800      74,322
-------------------------------------------------------------------------------------------------------------------------
PT Bank Mandiri (Persero) Tbk                                                                   132,028,324     111,296
-------------------------------------------------------------------------------------------------------------------------
PT Bank Rakyat Indonesia (Persero) Tbk                                                           69,141,500      52,606
-------------------------------------------------------------------------------------------------------------------------
PT Indocement Tunggal Prakarsa Tbk                                                               65,180,000     129,906
-------------------------------------------------------------------------------------------------------------------------
PT Semen Gresik (Persero) Tbk                                                                    79,739,000      89,442
-------------------------------------------------------------------------------------------------------------------------
PT Surya Citra Media Tbk                                                                         38,277,500      25,476
-------------------------------------------------------------------------------------------------------------------------
PT Tower Bersama Infrastructure Tbk                                                             105,953,500      29,419
-------------------------------------------------------------------------------------------------------------------------
PT XL Axiata Tbk                                                                                 40,635,000      29,157
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                559,821

-------------------------------------------------------------------------------------------------------------------------
Malaysia -- 3.8%
-------------------------------------------------------------------------------------------------------------------------
CIMB Group Holdings Bhd.                                                                         91,197,198     270,099
-------------------------------------------------------------------------------------------------------------------------


                                                                                                                   Value
Equity securities                                                                                    Shares        (000)
-------------------------------------------------------------------------------------------------------------------------
Malaysia (continued)
-------------------------------------------------------------------------------------------------------------------------

Eastern & Oriental Bhd.                                                                           7,469,930    $  3,997
-------------------------------------------------------------------------------------------------------------------------
Genting Bhd.                                                                                     23,175,900      86,335
-------------------------------------------------------------------------------------------------------------------------
IJM Corp. Bhd.                                                                                   57,583,506     123,051
-------------------------------------------------------------------------------------------------------------------------
IOI Corp. Bhd.                                                                                    3,575,460       6,278
-------------------------------------------------------------------------------------------------------------------------
Malaysia Marine and Heavy Engineering Holdings Bhd.(1)                                           30,936,000      85,397
-------------------------------------------------------------------------------------------------------------------------
Naim Cendera Holdings Bhd.                                                                       11,661,500       9,520
-------------------------------------------------------------------------------------------------------------------------
S P Setia Bhd.                                                                                   18,718,725      25,930
-------------------------------------------------------------------------------------------------------------------------
StemLife Bhd.(3)                                                                                  8,331,900         940
-------------------------------------------------------------------------------------------------------------------------
UMW Holdings Bhd.                                                                                 9,864,800      23,637
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                635,184

-------------------------------------------------------------------------------------------------------------------------
Pakistan -- 0.1%
-------------------------------------------------------------------------------------------------------------------------
Oil & Gas Development Co. Ltd. (GDR)                                                                791,800      14,091
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Philippines -- 0.9%
-------------------------------------------------------------------------------------------------------------------------
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost:
   $1,850,000)(1,2)                                                                                 724,790           --
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost:
   $616,000)(1,2)                                                                                   241,431          --
-------------------------------------------------------------------------------------------------------------------------
Energy Development Corp.                                                                        630,720,750      96,152
-------------------------------------------------------------------------------------------------------------------------
International Container Terminal Services, Inc.                                                  27,284,888      31,643
-------------------------------------------------------------------------------------------------------------------------
Philippine Airlines, Inc. (acquired 3/31/97, cost: $0)(1,2)                                      68,631,450          --
-------------------------------------------------------------------------------------------------------------------------
Philippine Long Distance Telephone Co.                                                              311,320      16,855
Philippine Long Distance Telephone Co. (ADR)                                                        227,900      12,316
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                156,966

-------------------------------------------------------------------------------------------------------------------------
Singapore -- 0.8%
-------------------------------------------------------------------------------------------------------------------------
Ascendas India Trust                                                                             28,651,500      22,187
-------------------------------------------------------------------------------------------------------------------------
CapitaRetail China Trust                                                                          8,476,000       8,417
-------------------------------------------------------------------------------------------------------------------------
Hutchison Port Holdings Trust(1)                                                                 20,507,000      17,357
-------------------------------------------------------------------------------------------------------------------------
Olam International Ltd.                                                                           6,323,198      14,061
-------------------------------------------------------------------------------------------------------------------------
Wilmar International Ltd.                                                                        15,511,420      68,581
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                130,603

-------------------------------------------------------------------------------------------------------------------------
South Korea -- 10.5%
-------------------------------------------------------------------------------------------------------------------------
Cheil Worldwide, Inc.                                                                               727,250      10,827
-------------------------------------------------------------------------------------------------------------------------
Daum Communications Corp.                                                                           117,000      12,203
-------------------------------------------------------------------------------------------------------------------------
Hana Financial Holdings                                                                           2,649,930      93,273
-------------------------------------------------------------------------------------------------------------------------
Hankook Tire Co., Ltd.                                                                            2,145,940      91,801
-------------------------------------------------------------------------------------------------------------------------
Hite Brewery Co., Ltd.                                                                              106,183      11,150
-------------------------------------------------------------------------------------------------------------------------
Hynix Semiconductor, Inc.                                                                         3,828,440      90,418
-------------------------------------------------------------------------------------------------------------------------
Hyundai Engineering & Construction Co., Ltd.                                                        342,741      27,812
-------------------------------------------------------------------------------------------------------------------------
Hyundai Mobis Co., Ltd.                                                                             366,239     137,438
-------------------------------------------------------------------------------------------------------------------------
Korean Reinsurance Co.                                                                            2,282,215      29,868
-------------------------------------------------------------------------------------------------------------------------
KT Corp. (ADR)                                                                                      260,102       5,056
-------------------------------------------------------------------------------------------------------------------------
LG Chem, Ltd.                                                                                     1,165,081     535,477
-------------------------------------------------------------------------------------------------------------------------
LG Display Co., Ltd.                                                                              2,569,090      71,483
-------------------------------------------------------------------------------------------------------------------------
LG Fashion Corp.                                                                                    605,960      23,836
-------------------------------------------------------------------------------------------------------------------------
LG Household & Health Care Ltd.                                                                     119,972      51,637
-------------------------------------------------------------------------------------------------------------------------
OCI Co., Ltd.                                                                                        45,132      17,106
-------------------------------------------------------------------------------------------------------------------------
Samsung C&T Corp.                                                                                   859,929      66,351
-------------------------------------------------------------------------------------------------------------------------
Samsung Electronics Co., Ltd.                                                                       239,669     186,280
Samsung Electronics Co., Ltd. (GDR)                                                                 639,548     247,922
-------------------------------------------------------------------------------------------------------------------------
Shinhan Financial Group Co., Ltd.                                                                 1,151,863      55,020
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,764,958


                                                                                                                   Value
Equity securities                                                                                    Shares        (000)
-------------------------------------------------------------------------------------------------------------------------
Taiwan -- 6.0%
-------------------------------------------------------------------------------------------------------------------------

Advanced Semiconductor Engineering, Inc.                                                         34,659,000    $ 38,475
-------------------------------------------------------------------------------------------------------------------------
ASUSTeK Computer, Inc.(1)                                                                         2,061,000      20,525
-------------------------------------------------------------------------------------------------------------------------
Cathay Financial Holding Co., Ltd.                                                               10,838,100      16,830
-------------------------------------------------------------------------------------------------------------------------
Compeq Manufacturing Co., Ltd.(1,3)                                                              73,599,000      34,278
-------------------------------------------------------------------------------------------------------------------------
CTCI Corp.                                                                                       27,968,000      36,741
-------------------------------------------------------------------------------------------------------------------------
Delta Electronics, Inc.                                                                          48,483,874     178,854
-------------------------------------------------------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.                                                             24,836,973      85,673
Hon Hai Precision Industry Co., Ltd. (GDR)                                                        1,521,700      10,391
-------------------------------------------------------------------------------------------------------------------------
HTC Corp.                                                                                         1,729,193      59,070
-------------------------------------------------------------------------------------------------------------------------
Phison Electronics Corp.                                                                          1,238,681       7,046
-------------------------------------------------------------------------------------------------------------------------
SinoPac Financial Holdings Co., Ltd.                                                             68,475,000      29,672
-------------------------------------------------------------------------------------------------------------------------
Synnex Technology International Corp.                                                            24,111,268      58,631
-------------------------------------------------------------------------------------------------------------------------
Taiwan Mobile Co., Ltd.                                                                           6,777,422      18,409
-------------------------------------------------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co., Ltd.                                                    108,400,680     274,370
-------------------------------------------------------------------------------------------------------------------------
Tripod Technology Corp.                                                                          17,186,877      71,483
-------------------------------------------------------------------------------------------------------------------------
Wintek Corp.(1)                                                                                  45,326,000      60,270
Wintek Corp. (acquired 1/12/11, cost: $21,644,000)(1,2)                                           2,619,067      17,393
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,018,111

-------------------------------------------------------------------------------------------------------------------------
Thailand -- 2.9%
-------------------------------------------------------------------------------------------------------------------------
Advanced Info Service PCL                                                                         5,634,800      19,122
-------------------------------------------------------------------------------------------------------------------------
Bangkok Bank PCL, nonvoting depository receipt                                                    6,424,200      33,067
-------------------------------------------------------------------------------------------------------------------------
Bank of Ayudhya PCL                                                                              14,698,172      13,216
Bank of Ayudhya PCL, nonvoting depository receipt                                                35,382,328      31,816
-------------------------------------------------------------------------------------------------------------------------
Banpu PCL                                                                                         7,972,350     186,276
Banpu PCL, nonvoting depository receipt                                                             106,200       2,483
-------------------------------------------------------------------------------------------------------------------------
Indorama Ventures PCL                                                                            85,304,700     129,817
-------------------------------------------------------------------------------------------------------------------------
Siam Cement PCL, nonvoting depository receipt                                                     6,356,800      73,236
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                489,033

-------------------------------------------------------------------------------------------------------------------------
Vietnam -- 0.0%
-------------------------------------------------------------------------------------------------------------------------
Vietnam Enterprise Investments Ltd., redeemable (acquired 9/20/01, cost:
   $4,515,000)(1,2)                                                                               1,630,227       2,902
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Latin America -- 15.6%
-------------------------------------------------------------------------------------------------------------------------
Argentina -- 1.2%
Grupo Financiero Galicia SA, Class B                                                                      5          --
-------------------------------------------------------------------------------------------------------------------------
YPF Sociedad Anonima, Class D (ADR)                                                               4,546,790     204,833
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                204,833

-------------------------------------------------------------------------------------------------------------------------
Brazil -- 9.4%
-------------------------------------------------------------------------------------------------------------------------
ALL - America Latina Logistica SA, ordinary nominative                                            1,710,200      14,388
-------------------------------------------------------------------------------------------------------------------------
Anhanguera Educacional Participacoes SA, ordinary nominative                                      2,938,760      62,555
-------------------------------------------------------------------------------------------------------------------------
CESP - Cia. Energetica de Sao Paulo, Class B, preferred nominative                                5,773,860     113,394
-------------------------------------------------------------------------------------------------------------------------
Cia. de Concessoes Rodoviarias, ordinary nominative                                               4,514,000     134,351
-------------------------------------------------------------------------------------------------------------------------
Cia. Paranaense de Energia - COPEL, Class B, preferred nominative (ADR)                           1,982,300      53,839
-------------------------------------------------------------------------------------------------------------------------
Estacio Participacoes SA, ordinary nominative                                                     2,569,500      32,929
-------------------------------------------------------------------------------------------------------------------------
Gerdau SA (ADR)                                                                                   9,028,900      94,984
-------------------------------------------------------------------------------------------------------------------------
Hypermarcas SA, ordinary nominative                                                              12,836,000     120,904
-------------------------------------------------------------------------------------------------------------------------
International Meal Co. Holdings SA(1)                                                             2,537,600      26,666
-------------------------------------------------------------------------------------------------------------------------
Itau Unibanco Holding SA, preferred nominative (ADR)                                              1,379,264      32,482
-------------------------------------------------------------------------------------------------------------------------
Itausa - Investimentos Itau SA(1)                                                                    95,696         736
Itausa - Investimentos Itau SA, preferred nominative                                             11,220,592      86,204
-------------------------------------------------------------------------------------------------------------------------
Marfrig Alimentos SA, ordinary nominative                                                         1,710,987      16,884
-------------------------------------------------------------------------------------------------------------------------
Mills Estruturas e Servicos de Engenharia SA, ordinary nominative                                 3,312,700      47,759
-------------------------------------------------------------------------------------------------------------------------


                                                                                                                   Value
Equity securities                                                                                    Shares        (000)
-------------------------------------------------------------------------------------------------------------------------
Brazil (continued)
-------------------------------------------------------------------------------------------------------------------------

Petroleo Brasileiro SA - Petrobras, ordinary nominative (ADR)                                     1,386,700    $ 46,954
Petroleo Brasileiro SA - Petrobras, preferred nominative (ADR)                                    2,877,627      88,285
-------------------------------------------------------------------------------------------------------------------------
QGEP Participacoes SA                                                                             7,156,800      74,290
-------------------------------------------------------------------------------------------------------------------------
Redecard SA, ordinary nominative                                                                  1,022,500      15,410
-------------------------------------------------------------------------------------------------------------------------
T4F Entretenimento SA, ordinary nominative(1)                                                       256,900       2,313
-------------------------------------------------------------------------------------------------------------------------
Telecomunicacoes de Sao Paulo SA, preferred nominative (ADR)                                      1,702,120      50,553
-------------------------------------------------------------------------------------------------------------------------
Telemar Norte Leste SA, Class A, preferred nominative                                             1,428,953      47,520
-------------------------------------------------------------------------------------------------------------------------
Tele Norte Leste Participacoes SA, ordinary nominative                                              865,400      15,055
Tele Norte Leste Participacoes SA, preferred nominative                                             637,788       9,788
Tele Norte Leste Participacoes SA, preferred nominative (ADR)                                    11,738,500     182,416
-------------------------------------------------------------------------------------------------------------------------
TIM Participacoes SA, ordinary nominative                                                         7,060,221      40,263
-------------------------------------------------------------------------------------------------------------------------
Vale SA, Class A, preferred nominative                                                              162,800       4,657
Vale SA, Class A, preferred nominative (ADR)                                                      4,013,624     116,234
-------------------------------------------------------------------------------------------------------------------------
WEG SA, ordinary nominative                                                                       1,658,900      18,921
-------------------------------------------------------------------------------------------------------------------------
Wilson Sons Ltd. (BDR)                                                                            1,882,300      36,653
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,587,387

-------------------------------------------------------------------------------------------------------------------------
Chile -- 0.3%
-------------------------------------------------------------------------------------------------------------------------
Enersis SA (ADR)                                                                                  1,338,144      30,911
-------------------------------------------------------------------------------------------------------------------------
Ripley Corp SA                                                                                   12,085,191      15,028
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                 45,939

-------------------------------------------------------------------------------------------------------------------------
Colombia -- 0.3%
-------------------------------------------------------------------------------------------------------------------------
Bancolombia SA                                                                                      934,357      15,423
Bancolombia SA, preferred nominative (ADR)                                                          502,400      33,525
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                 48,948

-------------------------------------------------------------------------------------------------------------------------
Mexico -- 4.4%
-------------------------------------------------------------------------------------------------------------------------
Alsea, SAB de CV, Series A                                                                       18,188,900      18,517
-------------------------------------------------------------------------------------------------------------------------
Bolsa Mexicana de Valores, SAB de CV, Series A                                                    7,705,600      15,472
-------------------------------------------------------------------------------------------------------------------------
Carso Infraestructura y Construccion, SAB de CV, Series B-1(1)                                   56,641,900      35,799
-------------------------------------------------------------------------------------------------------------------------
CEMEX, SAB de CV, ordinary participation certificates, units (ADR)(1)                             5,913,604      50,857
-------------------------------------------------------------------------------------------------------------------------
Corporacion Geo, SAB de CV, Series B(1)                                                             248,600         572
-------------------------------------------------------------------------------------------------------------------------
Empresas ICA, SAB de CV, ordinary participation certificates(1)                                  12,297,751      28,306
-------------------------------------------------------------------------------------------------------------------------
Grupo Comercial Chedraui, SAB de CV, Series B                                                    13,273,200      41,843
-------------------------------------------------------------------------------------------------------------------------
Grupo Financiero Banorte, SAB de CV, Class O                                                      4,472,200      20,359
-------------------------------------------------------------------------------------------------------------------------
Grupo Financiero Inbursa, SAB de CV                                                              25,246,957     129,184
-------------------------------------------------------------------------------------------------------------------------
Grupo Televisa, SAB de CV, ordinary participation certificates (ADR)                              4,167,000     102,508
-------------------------------------------------------------------------------------------------------------------------
Impulsora del Desarrollo y el Empleo en America Latina, SAB de CV, Series B-1(1)                 50,587,000      88,571
-------------------------------------------------------------------------------------------------------------------------
Kimberly-Clark de Mexico, SAB de CV, Series A, Class A                                            4,447,833      29,266
-------------------------------------------------------------------------------------------------------------------------
Organizacion Soriana, SAB de CV, Series B                                                         3,699,500      11,097
-------------------------------------------------------------------------------------------------------------------------
Telefonos de Mexico, SAB de CV, Series L                                                          2,004,300       1,661
Telefonos de Mexico, SAB de CV, Series L (ADR)                                                    5,718,200      94,350
-------------------------------------------------------------------------------------------------------------------------
Urbi Desarrollos Urbanos, SAB de CV(1)                                                           28,989,200      63,606
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                731,968

-------------------------------------------------------------------------------------------------------------------------
Peru -- 0.0%
-------------------------------------------------------------------------------------------------------------------------
Pesquera Exalmar SA, Class A                                                                      2,719,722       4,342
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Eastern Europe and Middle East -- 13.2%
-------------------------------------------------------------------------------------------------------------------------
Czech Republic -- 0.7%
Komercni banka, AS                                                                                  147,680      35,996
-------------------------------------------------------------------------------------------------------------------------
Telefonica O2 Czech Republic, AS                                                                  3,180,382      82,823
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                118,819


                                                                                                                   Value
Equity securities                                                                                    Shares        (000)
-------------------------------------------------------------------------------------------------------------------------
Hungary -- 0.3%
-------------------------------------------------------------------------------------------------------------------------

Magyar Telekom Telecommunications PLC                                                            15,111,400    $ 48,566
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Israel -- 0.9%
-------------------------------------------------------------------------------------------------------------------------
Bezeq - The Israel Telecommunication Corp. Ltd.                                                  26,816,056      67,866
-------------------------------------------------------------------------------------------------------------------------
Cellcom Israel Ltd.                                                                               1,181,533      32,809
-------------------------------------------------------------------------------------------------------------------------
Partner Communications Co. Ltd.                                                                   1,605,304      24,085
Partner Communications Co. Ltd. (ADR)                                                               112,000       1,671
-------------------------------------------------------------------------------------------------------------------------
Shufersal Ltd.                                                                                    3,233,940      18,740
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                145,171

-------------------------------------------------------------------------------------------------------------------------
Oman -- 0.2%
-------------------------------------------------------------------------------------------------------------------------
BankMuscat (SAOG)                                                                                 1,219,870       2,331
BankMuscat (SAOG) (GDR)                                                                           5,346,351      40,821
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                 43,152

-------------------------------------------------------------------------------------------------------------------------
Poland -- 1.5%
-------------------------------------------------------------------------------------------------------------------------
Powszechny Zaklad Ubezpieczen SA                                                                    287,481      39,284
-------------------------------------------------------------------------------------------------------------------------
Telekomunikacja Polska SA                                                                        36,229,125     220,066
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                259,350

-------------------------------------------------------------------------------------------------------------------------
Russia -- 8.2%
-------------------------------------------------------------------------------------------------------------------------
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost:
   $6,693,000)(1,2,3,4,5)                                                                        11,783,118      70,525
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost:
   $20,717,000)(2,3,4,5)                                                                         22,047,564      52,403
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost:
   $11,809,000)(1,2,3,4,5)                                                                       12,434,296      18,919
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost:
   $23,333,000)(1,2,3,4,5)                                                                       26,312,563      30,533
-------------------------------------------------------------------------------------------------------------------------
Etalon Group Ltd. (GDR)(1)                                                                        2,969,916      20,463
-------------------------------------------------------------------------------------------------------------------------
Evraz Group SA (GDR)(1)                                                                           2,322,107      72,335
-------------------------------------------------------------------------------------------------------------------------
Global Ports Investments PLC (GDR)(1)                                                               204,997       3,577
Global Ports Investments PLC (GDR) (acquired 6/24/11, cost: $29,763,000)(1,2)                     1,984,210      34,625
-------------------------------------------------------------------------------------------------------------------------
JSC Interregional Distribution Grid Companies Holding(1)                                        194,225,226      25,483
-------------------------------------------------------------------------------------------------------------------------
New Century Capital Partners, LP (acquired 12/7/95, cost: $951,000)(1,2,4)                        5,247,900       6,786
-------------------------------------------------------------------------------------------------------------------------
OAO Gazprom                                                                                       1,334,000       9,739
OAO Gazprom (ADR)                                                                                34,531,060     505,761
-------------------------------------------------------------------------------------------------------------------------
OAO TMK (GDR)                                                                                     2,207,100      41,163
-------------------------------------------------------------------------------------------------------------------------
OJSC Bank Saint Petersburg, Class A, 13.50% convertible preferred May 15, 2013                    4,264,200      23,285
-------------------------------------------------------------------------------------------------------------------------
OJSC Holding Co. Sibirskiy Cement(1)                                                                620,637      15,454
-------------------------------------------------------------------------------------------------------------------------
OJSC Kuzbasskaya Toplivnaya Co.                                                                   1,665,000      13,200
-------------------------------------------------------------------------------------------------------------------------
OJSC Magnit                                                                                         528,953      71,218
OJSC Magnit (GDR)                                                                                   420,900      13,212
-------------------------------------------------------------------------------------------------------------------------
OJSC Mining and Metallurgical Co. Norilsk Nickel (ADR)                                            1,556,417      40,779
-------------------------------------------------------------------------------------------------------------------------
OJSC Novolipetsk Steel (GDR)                                                                        250,722       9,754
-------------------------------------------------------------------------------------------------------------------------
OJSC Pharmstandard (GDR)(1)                                                                         347,100       7,913
-------------------------------------------------------------------------------------------------------------------------
OJSC Rostelecom (ADR)                                                                             1,221,827      49,484
-------------------------------------------------------------------------------------------------------------------------
OJSC VTB Bank (GDR)                                                                               5,245,089      32,308
-------------------------------------------------------------------------------------------------------------------------
Sberbank of Russia                                                                               47,642,789     175,749
-------------------------------------------------------------------------------------------------------------------------
X5 Retail Group NV (GDR)(1)                                                                         728,834      28,590
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              1,373,258

-------------------------------------------------------------------------------------------------------------------------
Saudi Arabia -- 0.6%
-------------------------------------------------------------------------------------------------------------------------
Almarai Co., PALMS issued by HSBC Bank plc, expires March 27, 2012 (acquired
   11/23/09, cost: $39,591,000)(2)                                                                1,593,250      40,253
-------------------------------------------------------------------------------------------------------------------------
Etihad Etisalat Co., PALMS issued by Deutsche Bank, expires December 3, 2012
   (acquired 3/21/11, cost: $53,375,000)(2)                                                       3,862,856      54,078
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                 94,331


                                                                                                                   Value
Equity securities                                                                                    Shares        (000)
-------------------------------------------------------------------------------------------------------------------------
Turkey -- 0.6%
-------------------------------------------------------------------------------------------------------------------------

Aktas Elektrik Ticaret AS(1)                                                                          4,273     $    --
-------------------------------------------------------------------------------------------------------------------------
Anadolu Efes BiracIlIk ve Malt Sanayii AS                                                         1,201,365      16,248
-------------------------------------------------------------------------------------------------------------------------
Coca-Cola Icecek AS, Class C                                                                      1,300,245      19,182
-------------------------------------------------------------------------------------------------------------------------
Enka Insaat ve Sanayi AS                                                                          7,495,845      22,859
-------------------------------------------------------------------------------------------------------------------------
Selcuk Ecza Deposu Ticaret ve Sanayi AS, Class B                                                    988,104       1,322
-------------------------------------------------------------------------------------------------------------------------
Sinpas Gayrimenkul Yatirim Ortakligi AS                                                             922,935       1,035
-------------------------------------------------------------------------------------------------------------------------
Turkiye Garanti Bankasi AS                                                                        4,198,973      19,048
-------------------------------------------------------------------------------------------------------------------------
Yapi ve Kredi Bankasi AS(1)                                                                       8,236,925      20,714
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                100,408

-------------------------------------------------------------------------------------------------------------------------
United Arab Emirates -- 0.2%
-------------------------------------------------------------------------------------------------------------------------
DP World Ltd.                                                                                     3,143,868      38,607
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Africa -- 3.2%
-------------------------------------------------------------------------------------------------------------------------
Morocco -- 0.1%
Holcim (Maroc) SA(1)                                                                                 46,585      14,227
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
South Africa -- 3.1%
-------------------------------------------------------------------------------------------------------------------------
AngloGold Ashanti Ltd.                                                                              219,485       9,244
AngloGold Ashanti Ltd. (ADR)                                                                      1,293,697      54,452
-------------------------------------------------------------------------------------------------------------------------
Anglo Platinum Ltd.                                                                                 195,626      18,194
-------------------------------------------------------------------------------------------------------------------------
Barloworld Ltd.                                                                                   3,043,815      31,107
-------------------------------------------------------------------------------------------------------------------------
Harmony Gold Mining Co. Ltd.                                                                      5,574,123      73,911
Harmony Gold Mining Co. Ltd. (ADR)                                                                4,829,913      63,851
-------------------------------------------------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                                                                       780,187      21,061
-------------------------------------------------------------------------------------------------------------------------
MTN Group Ltd.                                                                                    4,709,471     100,346
-------------------------------------------------------------------------------------------------------------------------
Royal Bafokeng Platinum Ltd.(1)                                                                   3,663,764      36,301
-------------------------------------------------------------------------------------------------------------------------
Sappi Ltd.(1)                                                                                    17,828,405      91,086
Sappi Ltd. (ADR)(1)                                                                               1,308,900       6,676
-------------------------------------------------------------------------------------------------------------------------
South African Private Equity Fund III, LP (acquired 9/23/98, cost:
   $3,767,000)(1,2,3,4,5)                                                                        27,594,065      28,676
-------------------------------------------------------------------------------------------------------------------------
Tongaat-Hulett Group Ltd.                                                                            50,794         669
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                535,574

-------------------------------------------------------------------------------------------------------------------------
Other markets -- 6.5%
-------------------------------------------------------------------------------------------------------------------------
Australia -- 0.9%
-------------------------------------------------------------------------------------------------------------------------
Aquarius Platinum Ltd.                                                                            3,506,725      17,899
-------------------------------------------------------------------------------------------------------------------------
Oil Search Ltd.                                                                                  13,831,479      98,888
-------------------------------------------------------------------------------------------------------------------------
Paladin Energy Ltd(1)                                                                            14,192,369      38,636
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                155,423

-------------------------------------------------------------------------------------------------------------------------
Austria -- 0.2%
-------------------------------------------------------------------------------------------------------------------------
Vienna Insurance Group                                                                              645,816      35,498
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Canada -- 0.8%
-------------------------------------------------------------------------------------------------------------------------
Centerra Gold Inc.                                                                                3,734,100      61,948
-------------------------------------------------------------------------------------------------------------------------
First Quantum Minerals Ltd.                                                                         257,000      37,472
-------------------------------------------------------------------------------------------------------------------------
Ivanhoe Mines Ltd.(1)                                                                               417,860      10,572
-------------------------------------------------------------------------------------------------------------------------
Platmin Ltd.(1)                                                                                  17,419,400      10,114
Platmin Ltd. (CDI)(1)                                                                             6,481,100       3,795
-------------------------------------------------------------------------------------------------------------------------
Uranium One Inc.                                                                                  5,741,500      15,835
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                139,736

-------------------------------------------------------------------------------------------------------------------------
Italy -- 0.1%
-------------------------------------------------------------------------------------------------------------------------
Tenaris SA (ADR)                                                                                    433,900      19,842
-------------------------------------------------------------------------------------------------------------------------


                                                                                                                   Value
Equity securities                                                                                    Shares        (000)
-------------------------------------------------------------------------------------------------------------------------
Switzerland -- 0.2%
-------------------------------------------------------------------------------------------------------------------------

Dufry AG(1)                                                                                         181,161    $ 22,813
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
United Kingdom -- 3.4%
-------------------------------------------------------------------------------------------------------------------------
Anglo American PLC                                                                                2,783,800     137,959
-------------------------------------------------------------------------------------------------------------------------
Cairn Energy PLC(1)                                                                              18,802,978     125,186
-------------------------------------------------------------------------------------------------------------------------
Gem Diamonds Ltd.(1)                                                                              2,675,629       9,847
-------------------------------------------------------------------------------------------------------------------------
Glencore International PLC(1)                                                                     8,552,100      67,393
-------------------------------------------------------------------------------------------------------------------------
Kazakhmys PLC                                                                                       258,790       5,740
-------------------------------------------------------------------------------------------------------------------------
Lonrho PLC(1)                                                                                    52,947,100      15,083
-------------------------------------------------------------------------------------------------------------------------
Mondi PLC                                                                                         6,807,836      67,799
-------------------------------------------------------------------------------------------------------------------------
Petra Diamonds Ltd. (CDI)(1)                                                                     20,294,596      52,199
-------------------------------------------------------------------------------------------------------------------------
Petropavlovsk PLC                                                                                 1,426,018      16,709
-------------------------------------------------------------------------------------------------------------------------
Tullow Oil PLC                                                                                    3,537,107      70,398
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                568,313

-------------------------------------------------------------------------------------------------------------------------
United States of America -- 0.9%
-------------------------------------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold Inc.                                                                 437,010      23,118
-------------------------------------------------------------------------------------------------------------------------
Genpact Ltd.(1)                                                                                   6,814,063     117,474
-------------------------------------------------------------------------------------------------------------------------
Sohu.com, Inc.(1)                                                                                   100,700       7,278
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                147,870

-------------------------------------------------------------------------------------------------------------------------
Multinational -- 0.3%
-------------------------------------------------------------------------------------------------------------------------
Capital International Global Emerging Markets Private Equity Fund, LP (acquired
   6/30/99, cost: $206,000)(2,3,4,5)                                                             55,999,402         845
-------------------------------------------------------------------------------------------------------------------------
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost:
   $28,739,000)(2,3,4,5)                                                                         49,194,744      35,140
-------------------------------------------------------------------------------------------------------------------------
International Hospital Corp. Holding NV (acquired 9/25/97, cost: $8,011,000)(1,2,3)                 609,873       4,464
International Hospital Corp. Holding NV, Class B, convertible preferred (acquired
   2/12/07, cost: $3,504,000)(1,2,3)                                                                622,354       4,556
-------------------------------------------------------------------------------------------------------------------------
New Asia East Investment Fund Ltd., Class A (acquired 5/23/96, cost:
   $11,000)(1,2,3,4)                                                                                279,240          21
New Asia East Investment Fund Ltd., Class B (acquired 5/23/96, cost:
   $148,000)(1,2,3,4)                                                                             3,810,369         281
-------------------------------------------------------------------------------------------------------------------------
Pan-African Investment Partners II Ltd., Class A (acquired 6/20/08 cost:
   $11,883,000)(1,2,3,4,5)                                                                            3,800       6,546
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                 51,853

-------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 1.8%
-------------------------------------------------------------------------------------------------------------------------
Equity securities in initial period of acquisition                                                              305,737
-------------------------------------------------------------------------------------------------------------------------

Total equity securities (cost: $11,812,036,000)                                                              16,247,979

                                                                                           Principal amount        Value
Bonds and notes                                                                                       (000)        (000)
-------------------------------------------------------------------------------------------------------------------------

Asia-Pacific -- 0.0%
-------------------------------------------------------------------------------------------------------------------------
China -- 0.0%
-------------------------------------------------------------------------------------------------------------------------
Fu Ji Food and Catering Services Holdings Ltd. 0% convertible, October 18, 2010 (6)              CNY 93,400       3,107
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Malaysia -- 0.0%
-------------------------------------------------------------------------------------------------------------------------
Eastern & Oriental Bhd. 8.00% convertible, November 16, 2019                                      MYR 3,753       2,038
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Eastern Europe and Middle East -- 0.1%
-------------------------------------------------------------------------------------------------------------------------
Russia -- 0.1%
-------------------------------------------------------------------------------------------------------------------------
OAO TMK 5.25% convertible, February 11, 2015                                                         $9,400      10,259
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
Latin America -- 0.2%
-------------------------------------------------------------------------------------------------------------------------
Mexico -- 0.1%
-------------------------------------------------------------------------------------------------------------------------
CEMEX, SAB de CV, 4.875% convertible, March 15, 2015 (acquired 3/25/10, cost:
   $10,389,000)(2)                                                                                   10,384      10,345
-------------------------------------------------------------------------------------------------------------------------

                                                                                           Principal amount        Value
Bonds and notes                                                                                       (000)        (000)
-------------------------------------------------------------------------------------------------------------------------

Uruguay -- 0.1%
-------------------------------------------------------------------------------------------------------------------------
Republic of Uruguay Index-Linked, 7.24 % September 14, 2018 (7)                                 UYU 303,509     $18,623
-------------------------------------------------------------------------------------------------------------------------

Total bonds and notes (cost: $52,602,000)                                                                        44,372


                                                                                           Principal amount        Value
Short-term securities                                                                                 (000)        (000)
-------------------------------------------------------------------------------------------------------------------------
Corporate short-term notes -- 2.3%
-------------------------------------------------------------------------------------------------------------------------

BNP Paribas Finance, Inc. 0.11% due 7/5/11                                                          $56,600      56,599
-------------------------------------------------------------------------------------------------------------------------
Credit Agricole North America, Inc. 0.18% due 7/5/11                                                122,300     122,297
-------------------------------------------------------------------------------------------------------------------------
Credit Suisse 0.105% due 8/1/11                                                                      24,700      24,698
-------------------------------------------------------------------------------------------------------------------------
eBay, Inc. 0.15% due 8/10/11                                                                         25,000      24,994
-------------------------------------------------------------------------------------------------------------------------
Falcon Asset Securitization Co. LLC 0.13% due 8/2/11                                                 30,800      30,796
-------------------------------------------------------------------------------------------------------------------------
Societe Generale North America, Inc. 0.03-0.12% due 7/1-7/5/11                                      105,500     105,499
-------------------------------------------------------------------------------------------------------------------------
United Technologies Corp. 0.04% due 7/1/11                                                           20,200      20,200
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                385,083
-------------------------------------------------------------------------------------------------------------------------
Federal agency discount notes -- 0.2%
-------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Association 0.11-0.155% due 8/8-11/7/11                                    26,700      26,696
-------------------------------------------------------------------------------------------------------------------------
World Bank Discount Notes 0.03% due 8/5/11                                                            4,525       4,525
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                 31,221

Total short-term securities (cost: $416,304,000)                                                                416,304

Total investment securities (cost: $12,280,942,000)                                                          16,708,655
Other assets less liabilities (including forward currency contracts)                                            117,885
                                                                                                          ---------------
Net assets                                                                                                  $16,826,540
                                                                                                          ===============

(1)   Security did not produce income during the last 12 months.

(2)   Purchased in a private placement transaction (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securities laws); resale to the public may require registration in the country where the primary market is located and no right to demand registration exists. As of June 30, 2011, the total value and cost of such securities were $443,643,000 and $388,809,000, respectively, and the value represented 2.64% of net assets.

(3)   This issuer represents investment in an affiliate as defined in the
      Investment Company Act of 1940. This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities. New Asia East Investment Fund Ltd., Capital
      International Global Emerging Markets Private Equity Fund, LP and Capital
      International Private Equity Fund IV, LP are also considered affiliates since these issuers have the same investment adviser as the fund.

(4)   Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund. Therefore, the cost and market value may not be indicative of the private equity fund's performance. For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund's interest in the partnerships is reported.

(5)   Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

(6)   Security is currently in default pending restructure.

(7)   Coupon rate may change periodically.

Abbreviations:

Securities:
   ADR   --  American Depositary Receipts
   BDR   --  Brazilian Depositary Receipts
   CDI   --  CREST Depository Interest
   GDR   --  Global Depositary Receipts
   PALMS --  Participating Access Linked Middle Eastern Securities

Currencies other than U.S. dollars:
   CNY   --  Chinese Renminbi
   MYR   --  Malaysian Ringgit
   UYU   --  Uruguayan Peso

See notes to financial statements

Financial statements

------------------------------------------------------------------------------------------------------------------------
Statement of assets and liabilities at June 30, 2011                       (dollars in thousands, except per-share data)
------------------------------------------------------------------------------------------------------------------------
Assets:

  Investment securities, at value:
    Unaffiliated issuers (cost: $12,087,269)                                        $  16,402,272
    Affiliated issuers (cost: $193,673)                                                   306,383         $  16,708,655
                                                                                    -------------
  Cash                                                                                                           14,143
  Cash denominated in non-U.S. currency (cost $11,643)                                                           11,652
  Unrealized appreciation on open forward currency contracts                                                      1,693
  Receivables for -
    Sales of investments                                                                   76,987
    Sales of fund's shares                                                                 10,204
    Dividends and interest                                                                 93,605
    Non-U.S. taxes                                                                          2,739               183,535
                                                                                    -------------         -------------
                                                                                                             16,919,678
                                                                                                          -------------
Liabilities:
  Unrealized depreciation on open forward currency contracts                                                     12,493
  Payables for -
    Purchases of investments                                                               69,157
    Investment advisory services                                                            8,240
    Directors' compensation                                                                 1,909
    Other fees and expenses                                                                 1,339                80,645
                                                                                    -------------         -------------
                                                                                                                 93,138
                                                                                                          -------------
Net assets at June 30, 2011 -
  Equivalent to $9.93 per share on 1,694,302,692 shares of $0.01 par value
  capital stock outstanding (authorized capital stock - 2,000,000,000 shares)                             $  16,826,540
                                                                                                          =============
Net assets consist of:
  Capital paid in on shares of capital stock                                                              $  12,131,139
  Distributions in excess of net investment income                                                              (18,085)
  Accumulated net realized gain                                                                                 294,255
  Net unrealized appreciation                                                                                 4,419,231
                                                                                                          -------------

Net assets at June 30, 2011                                                                               $  16,826,540
                                                                                                          =============

See Notes to financial statements


---------------------------------------------------------------------------------------------------------------------
Statement of operations for the year ended June 30, 2011                                       (dollars in thousands)
---------------------------------------------------------------------------------------------------------------------
Investment income:
  Income:

    Dividends (net of non-U.S. withholding tax of $34,193; also
      includes $2,463 from affiliates)                                              $   350,858
    Interest (net of non-U.S. withholding tax of $7)                                     17,531          $    368,389
                                                                                    -----------
  Fees and expenses:
    Investment advisory services                                                         96,987
    Custodian                                                                             6,920
    Registration statement and prospectus                                                    49
    Auditing and legal                                                                      344
    Reports to shareholders                                                                   9
    Directors' compensation                                                               1,283
    Other                                                                                 2,201
                                                                                    -----------
    Total expenses before expense reduction                                             107,793
  Custodian expense reduction                                                                 6              107,787
                                                                                    -----------          -----------
Net investment income                                                                                        260,602
                                                                                                         -----------
Net realized gain and unrealized appreciation on investments, forward currency contracts and currency:
  Net realized gain (loss) on:
    Investments (includes $19,782 net gain from affiliates)                           1,231,715
    Forward currency contracts                                                          (78,269)
    Currency transactions                                                                (8,012)           1,145,434
                                                                                    -----------
  Net unrealized appreciation (deprecation) on:
    Investments                                                                       1,768,148
    Forward currency contracts                                                          (11,905)
    Currency translations                                                                 2,134            1,758,377
                                                                                    -----------          -----------
    Net realized gain and unrealized appreciation on investments,
      forward currency contracts and currency                                                              2,903,811
                                                                                                         -----------
Net increase in net assets resulting from operations                                                     $ 3,164,413
                                                                                                         ===========


-----------------------------------------------------------------------------------------------------------------------
Statements of changes in net assets                                                              (dollars in thousands)
-----------------------------------------------------------------------------------------------------------------------

                                                                                              Year ended June 30
                                                                                        -------------------------------
                                                                                            2011               2010
                                                                                        ------------       ------------
Operations:

  Net investment income                                                                 $    260,602       $    239,769
  Net realized gain on investments, forward currency contracts and
    currency transactions                                                                  1,145,434          1,001,856
  Net unrealized appreciation on investments, forward currency
    contracts and currency transactions                                                    1,758,377          1,194,540
                                                                                        ------------       ------------
    Net increase in net assets resulting from operations                                   3,164,413          2,436,165
                                                                                        ------------       ------------

Dividends paid to shareholders:
  Dividends from net investment income                                                      (275,933)          (204,568)

Capital share transactions:
  Proceeds from shares sold: 182,743,001 and 106,825,625 shares, respectively              1,771,750            882,249
  Proceeds from shares issued in reinvestment of net investment income dividends and
    net realized gain distributions: 26,487,990 and 22,202,610 shares, respectively          255,609            189,388
  Cost of shares repurchased: 99,158,150 and 156,771,705 shares, respectively               (967,497)        (1,254,919)
                                                                                        ------------       ------------
    Net increase (decrease) in net assets resulting from capital share transactions        1,059,862           (183,282)
                                                                                        ------------       ------------

Total increase in net assets                                                               3,948,342          2,048,315
Net assets:
  Beginning of year                                                                       12,878,198         10,829,883
                                                                                        ------------       ------------
  End of year (including distributions in excess of net investment income and
    undistributed net investment income: $(18,085) and $54,274, respectively)             16,826,540         12,878,198
                                                                                        ============       ============

See Notes to financial statements


Notes to financial statements

1.    Organization

Emerging Markets Growth Fund, Inc. (the "fund") is registered under the
Investment Company Act of 1940 as an open-end interval management investment company. As an open-end interval management investment company, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund seeks long-term growth of capital and invests primarily in common stock and other equity securities of issuers in developing countries.

2.    Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

      Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on bonds, notes and short-term securities are amortized daily over the expected life of the security.

      Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

      Currency translation - Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.    Valuation

The fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time on the last business day of each week and month except on any day on which the New York Stock Exchange is closed for trading.

Methods and inputs - The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time, or relevant local time for securities trading outside U.S. time zones, from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

---------------------------------------------------------------------------------------------------------------
Fixed-income class                            Examples of standard inputs
---------------------------------------------------------------------------------------------------------------

All                                           Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable
                                              securities; and proprietary pricing models such as yield
                                              measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as "standard inputs")
---------------------------------------------------------------------------------------------------------------
Corporate bonds & notes; convertible          Standard inputs and underlying equity of the issuer
securities
---------------------------------------------------------------------------------------------------------------
Bonds & notes of governments & government     Standard inputs and interest rate volatilities
agencies
---------------------------------------------------------------------------------------------------------------


Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.
Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange.
Various inputs may be reviewed in order to make a good faith determination of a security's fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities.
Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund's determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example,
U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund's valuation levels as of June 30, 2011
(dollars in thousands):

-----------------------------------------------------------------------------------------
Investment securities:               Level 1     Level 2(1)   Level (3)(1)       Total
-----------------------------------------------------------------------------------------
Equity securities:

  Asia-Pacific                     $  164,293   $ 9,217,345    $   24,376    $ 9,406,014
  Latin America                     2,619,075             -         4,342      2,623,417
  Eastern Europe and Middle East       70,614     1,971,882       179,166      2,221,662
  Africa                              124,979       396,146        28,676        549,801
  Other markets                       303,653       785,842             -      1,089,495
  Miscellaneous                       165,840       139,897             -        305,737
Multinational                               -             -        51,853         51,853
Bonds and notes                             -        41,265         3,107         44,372
Short-term securities                       -       416,304             -        416,304
                                   ----------   -----------    ----------    -----------
Total                              $3,448,454   $12,968,681    $  291,520    $16,708,655
                                   ==========   ===========    ==========    ===========
-----------------------------------------------------------------------------------------
Forward currency contracts(2)      $        -   $   (10,800)   $        -    $   (10,800)
-----------------------------------------------------------------------------------------

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions during the year ended June 30, 2011 (dollars
in thousands):

------------------------------------------------------------------------------------------------------
                                                                     Gross       Gross
                Beginning                Net           Net         transfers   transfers     Ending
                value at      Net      realized     unrealized       into        out of      value at
                7/1/2010     sales     gain(3)    appreciation(3)   Level 3     Level 3     6/30/2011
------------------------------------------------------------------------------------------------------

Investment
  securities    $ 185,768  $(26,734)   $29,706       $100,229       $2,686       $(135)     $291,520
------------------------------------------------------------------------------------------------------
Net unrealized appreciation during the period on Level 3 investment
  securities held at 6/30/2011(2)                                                            $99,923
------------------------------------------------------------------------------------------------------

(1)   Level 2 and Level 3 include investment securities with an aggregate value of $12,759,477,000 that were fair valued under guidelines adopted by authority of the fund's board of directors. Of this amount, securities with an aggregate value of $12,334,730,000 were fair valued as a result of significant market movements following the close of local trading and, therefore, classified as Level 2.

(2)   Forward currency contracts are not included in the investment portfolio.

(3)   Net realized gain and unrealized appreciation are included in the related amounts on investments in the statement of operations.


The fund owns an interest in multiple private equity funds, which are considered alternative investments in accordance with Accounting Standards Update (ASU)
2009-12, Investments in Certain Entities That Calculate Net Asset Value per
Share. The fund is permitted to use the Net Asset Value (NAV) of the private equity funds to determine the fair value of the investment in the funds as such funds do not have a readily determinable fair value and have attributes of an investment company (i.e., the primary business involves investment of pooled funds whereby ownership represents interests in partners' capital to which a proportionate share of net assets is attributed). Although the fund typically uses the NAV of the respective private equity funds to determine fair value of its investments, adjustments may be made to the NAV as a result of known company or market events, updated market pricing for underlying securities held in the private equity fund and/or fund transactions (i.e., drawdowns and distributions).

The following table lists the characteristics of the alternative investments held by the fund as of June 30, 2011 (dollars in thousands):

--------------------------------------------------------------------------------------------------------------------
                    Investment                              Unfunded
Investment type     strategy           Fair value(1)      commitment(2)       Remaining life(3)  Redemption terms
--------------------------------------------------------------------------------------------------------------------

Private equity      Primarily          $250,676           $56,564             1 to 8 years       Redemptions are
funds               private sector                                                               not permitted.
                    equity                                                                       These funds
                    investments                                                                  distribute
                    (i.e., expansion                                                             proceeds from the
                    capital,                                                                     liquidation of
                    buyouts) in                                                                  underlying assets
                    emerging markets                                                             of the funds.
--------------------------------------------------------------------------------------------------------------------

(1)   Included as Level 3 securities in the table on the previous page presenting the fund's valuation levels as of June 30, 2011.

(2)   Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future. Payment would be made when a capital call is requested. Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.

(3)   Represents the remaining life of the fund term or the estimated period of liquidation.

4.    Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The value of the fund's portfolio holdings may fluctuate in response to events specific to the companies in which the fund invests. In addition, the prices of common stocks and other securities held by the fund may decline in response to certain events taking place around the world, including those directly involving issuers whose securities are owned by the fund; conditions affecting the general economy; overall market changes; social, economic and political instability;
government activities and restrictions, including repatriation restrictions; and
currency and price fluctuations and periods of illiquidity.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, disclosure, and regulatory and legal standards and practices;
expropriation; changes in tax policy; greater market volatility; different securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

Developing countries may have less developed legal and accounting systems. The governments of these countries may be more unstable and more likely to impose capital controls and/or changes in tax policy that could adversely affect security valuations. In addition, there is greater potential that securities purchased by the fund in developing markets may be fraudulent or counterfeit due to differences in the level of regulation, disclosure requirements and recordkeeping practices in those markets. There may be less certainty with respect to portfolio security valuations for developing market securities, which may lead to additional challenges and risks in calculating the fund's net asset value. Securities markets in these countries are also relatively small and have substantially lower trading volumes. As a result, securities in these countries may be more volatile and less liquid than securities issued in countries with more developed economies or markets.

5.    Taxation and distributions

Federal income taxation - The fund complies with the requirements under
Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended June 30, 2011, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2007, by state authorities for tax years before 2006 and by tax authorities outside the U.S. for tax years before 2004.


Non-U.S. taxation - Dividend and interest income is recorded net of non-U.S.
taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. When the fund is taxed on either realized and/or unrealized capital gains, the fund will accrue for non-U.S.
taxes as applicable. As of June 30, 2011, the fund did not accrue any liabilities for non-U.S. taxes on realized and unrealized gains.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes.
These differences are due primarily to different treatment for items such as currency gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S; cost of investments sold; net capital losses; and
income on certain investments.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the year ended June 30, 2011, the tax character of the distribution paid to shareholders was ordinary income in the amount of $275,933,000. For the year ended June 30, 2010, the tax character of distributions paid to shareholders was ordinary income in the amount
$204,568,000.

During the year ended June 30, 2011, the fund reclassified $57,090,000 from distributions in excess of net investment income to accumulated net realized gain, $62,000 from capital paid in on shares of capital stock to undistributed net investment income, and $3,686,000 from accumulated net realized gain to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of June 30, 2011, the components of distributable earnings on a tax basis were as follows:

                                                          (dollars in thousands)
--------------------------------------------------------------------------------
Undistributed ordinary income                                        $  124,869
Undistributed long-term capital gains                                   413,835
Post-October currency loss deferrals (realized during the
  period November 1, 2010, through June 30, 2011)*                      (57,896)
--------------------------------------------------------------------------------
* These deferrals are considered incurred in the subsequent year.

As of June 30, 2011, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows:

                                                          (dollars in thousands)
--------------------------------------------------------------------------------
Gross unrealized appreciation on investment securities              $ 4,837,717
Gross unrealized depreciation on investment securities                 (624,009)
Net unrealized appreciation on investment securities                  4,213,708
--------------------------------------------------------------------------------
Cost of investment securities                                        12,494,947
--------------------------------------------------------------------------------

6.    Fees and transactions with related parties

Capital International, Inc. ("CII") is an affiliate of American Funds Service
Company(R) ("AFS"), which was the fund's transfer agent through October 31,
2010, and American Funds Distributors(R), Inc. ("AFD"), the principal underwriter of the fund.

Investment advisory services fee - The Investment Advisory and Service Agreement with CII provides for monthly management service fees, accrued weekly. CII is wholly owned by Capital Group International, Inc., which is wholly owned by The
Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund's net assets; 0.80% of assets in excess of
$400 million but not exceeding $1 billion; 0.70% of assets in excess of $1 billion but not exceeding $2 billion; 0.65% of assets in excess of $2 billion but not exceeding $4 billion; 0.625% of assets in excess of $4 billion but not exceeding $6 billion; 0.60% of assets in excess of $6 billion but not exceeding
$8 billion; 0.58% of assets in excess of $8 billion but not exceeding $11 billion; 0.56% of assets in excess of $11 billion but not exceeding $15 billion;
0.54% of assets in excess of $15 billion but not exceeding $20 billion; and
0.52% of assets in excess of $20 billion.

Transfer agent fee - The fund had a transfer agent agreement with AFS which terminated November 1, 2010 (JPMorgan Investor Services Co. serves as the fund's current transfer agent, beginning November 1, 2010). Under the AFS agreement, the fund compensated AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. Transfer agent fees paid to AFS were $1,000 for the year ended June 30, 2011. This amount was included in other fees and expenses.


Distribution services - The fund has a principal underwriting agreement with
AFD. AFD does not receive compensation for any sale of the fund's shares.

Directors' compensation - Since the adoption of the deferred compensation plan in 1998, directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation on the accompanying financial statements includes
$949,000 in current fees (either paid in cash or deferred) and a net increase of
$334,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CII. No affiliated officers and directors received any compensation directly from the fund.

7.    Restricted securities

The fund has invested in certain securities for which resale may be limited (for example, in the United States, to qualified institutional buyers) or which are otherwise restricted. These securities are identified in the investment portfolio. As of June 30, 2011, the total value of restricted securities was
$443,643,000, which represents 2.64% of the net assets of the fund.

8.    Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $7,354,393,000 and $6,208,964,000, respectively, during the year ended June 30, 2011.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended June 30, 2011, the custodian fee of $6,920,000 was reduced by
$6,000, rather than paid in cash.

9.    Investments in affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund's investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940. In addition, New Asia East
Investment Fund Ltd., Capital International Global Emerging Markets Private
Equity Fund, LP and Capital International Private Equity Fund IV, LP are
considered affiliates since these issuers have the same investment adviser as the fund. A summary of the fund's transactions in the securities of affiliated issuers during the year ended June 30, 2011, is as follows:

                                                                                                           Dividend
                                                                                                             and
                                                                                                           interest
                                                         Beginning   Purchases/     Sales/       Ending     income      Value
Issuer                                                     shares     Additions   Reductions     shares     (000)       (000)
----------------------------------------------------------------------------------------------------------------------------------

Affiliated issuers:
Compeq Manufacturing                                               -  73,599,000            -   73,599,000   $    -      $ 34,278
StemLife                                                   8,331,900           -            -    8,331,900       55           940
VA Tech Wabag                                                      -     633,821            -      633,821      141        18,256

Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund*                        11,783,118           -            -   11,783,118        -        70,525
Baring Vostok Private Equity Fund III*                    21,690,364     357,200            -   22,047,564      357        52,403
Baring Vostok Capital Partners IV*                        23,458,647  15,288,212            -   38,746,859        -        49,452
Capital International Global Emerging Markets
  Private Equity Fund*                                    55,999,402           -            -   55,999,402      130           845
Capital International Private Equity Fund IV*             48,725,871     468,873            -   49,194,744    1,107        35,140
International Hospital                                       960,417     303,677       31,867    1,232,227        -         9,020
New Asia East Investment Fund                              4,089,609           -            -    4,089,609        -           302
Pan-African Investment Partners II                             3,800           -            -        3,800        -         6,546
South African Private Equity Fund III*                    27,594,065           -            -   27,594,065        -        28,676

Unaffiliated issuers+:
Bumrungrad Hospital                                       43,774,600           -   43,774,600            -      673             -
Pan Asia Special Opportunities Fund                          600,000           -      600,000            -        -             -
Wintek                                                    56,524,808  33,678,067   42,257,808   47,945,067        -             -
                                                                                                            -------      --------
                                                                                                             $2,463      $306,383
                                                                                                            =======      ========

*     For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund's interest in the partnerships is reported.

+     Affiliated during the period but no longer affiliated at June 30, 2011.


10.   Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates.
Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities.
The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations.

As of June 30, 2011, the fund had open forward currency contracts to sell currencies, as shown in the following table. The open forward currency contracts shown are generally indicative of the level of activity for the year ended June
30, 2011.

                                                                                         Contract amount          U.S. valuation
                                                                                              (000)                   (000)
                                                                                      ----------------------  ----------------------
                                                                                                                        Unrealized
                                                                                                                       appreciation/
                                                            Counterparty                Non-U.S.       U.S.    Amount (depreciation)
------------------------------------------------------------------------------------------------------------------------------------
Sales:

Australian Dollar to U.S. Dollar expiring 7/29/2011         Credit Suisse First Boston   AUD17,049  $ 17,825  $18,228   $   (403)
Brazilian Real to U.S. Dollar expiring 8/4/2011             UBS AG                      BRL241,345   146,563  153,523     (6,960)
British Pound to U.S. Dollar expiring 7/12/2011 -7/21/2011  Bank of America              GBP38,644    62,794   62,011        783
Canadian Dollar to U.S. Dollar expiring 8/3/2011            Bank of America              CAD41,905    42,513   43,419       (906)
Canadian Dollar to U.S. Dollar expiring 8/3/2011            Credit Suisse First Boston   CAD56,956    57,779   59,014     (1,235)
Canadian Dollar to U.S. Dollar expiring 8/3/2011            UBS AG                       CAD25,847    26,230   26,781       (551)
Sales:
Czech Koruna to U.S. Dollar expiring 7/11/2011              Bank of America             CZK308,393    18,496   18,388        108
Czech Koruna to U.S. Dollar expiring 7/25/2011              JPMorgan Chase Bank         CZK715,726    42,494   42,672       (178)
Euro Dollar to U.S. Dollar expiring 7/18/2011               Mellon Bank                  EUR12,436    17,945   18,028        (83)
Hungarian Forint to U.S. Dollar expiring 7/11/2011          Bank of America           HUF6,155,759    33,795   33,564        231
Israeli Shekel to U.S. Dollar expiring 7/21/2011            UBS AG                      ILS425,467   123,857  124,948     (1,091)
Mexican Peso to U.S. Dollar expiring 7/11/2011              Mellon Bank               MXN2,225,552   189,675  189,978       (303)
Polish Zloty to U.S. Dollar expiring 7/11/2011              Bank of America             PLN101,782    37,413   37,085        328
Polish Zloty to U.S. Dollar expiring 7/25/2011              Bank of America              PLN88,771    32,022   32,296       (274)
South African Rand to U.S. Dollar expiring 7/21/2011        Bank of America             ZAR516,606    75,712   76,221       (509)
Thai Baht to U.S. Dollar expiring 7/25/2011                 Bank of America             THB972,967    31,864   31,621        243
                                                                                                                        --------
Forward currency contracts -- net                                                                                       $(10,800)
                                                                                                                        ========


Financial highlights
--------------------------------------------------------------------------------

                                                                                 Year ended June 30
                                                             -------------------------------------------------------
                                                                 2011       2010       2009        2008       2007*
                                                             -------------------------------------------------------

Net asset value, beginning of year                              $8.13      $6.72      $12.95      $17.02     $15.21
                                                              -------    -------    --------    --------   --------
  Income (loss) from investment operations+:
    Net investment income                                         .16        .15         .18         .39        .22
    Net realized and unrealized gain (loss) on investments       1.81       1.39       (4.09)        .68       6.56
                                                              -------    -------    --------    --------   --------
      Total income (loss) from investment operations             1.97       1.54       (3.91)       1.07       6.78
                                                              -------    -------    --------    --------   --------
  Less distributions:
    Dividends from net investment income                         (.17)      (.13)       (.23)       (.59)      (.41)
    Distributions from net realized gains                          --         --       (2.09)      (4.55)     (4.56)
                                                              -------    -------    --------    --------   --------
      Total distributions                                        (.17)      (.13)      (2.32)      (5.14)     (4.97)
                                                              -------    -------    --------    --------   --------
Net asset value, end of year                                    $9.93      $8.13      $ 6.72      $12.95     $17.02
                                                              =======    =======    ========    ========   ========
Total return                                                    24.29%     22.83%     (23.08)%      3.78%     52.08%

Ratios/supplemental data:
  Net assets, end of year (in millions)                       $16,827    $12,878     $10,830     $13,925    $15,383
  Ratio of expenses to average net assets                         .68%       .71%        .71%        .67%       .70%
  Ratio of net investment income to average net assets           1.65%      1.86%       2.49%       2.47%      1.39%
  Portfolio turnover rate                                       40.66%     49.38%      67.91%      57.50%     52.19%

*     The per-share data has been adjusted to reflect a 5-for-1 stock split effective at the close of business on January 12, 2007.

+     The per-share data is based on average shares outstanding.

..

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Emerging Markets Growth Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Growth Fund, Inc. (the "Fund") at June 30, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities owned at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
August 17, 2011

Expense example	unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2011 through June 30, 2011).

Actual expenses:

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 1/1/2011	Ending account value 6/30/2011	Expenses paid during period*	Annualized expense ratio

Actual return	$1,000.00	$1,006.08	$3.38	.68%
Hypothetical 5% return before expenses	1,000.00	1,021.42	3.41	.68

* Expenses are equal to the fund’s annualized expense ratio of .68%, multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Tax information	unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.
The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2011:

Foreign taxes	$0.02 per share
Foreign source income	$0.24 per share
Qualified dividend income	$152,277,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2012, to determine the calendar year amounts to be included on their 2011 tax returns. Shareholders should consult their tax advisers.

Approval of renewal of Investment Advisory and Service Agreement

The fund’s board of directors has approved the renewal of the fund’s Investment Advisory and Service Agreement (the agreement) with Capital International, Inc. (CII) for an additional one-year term through June 20, 2012, following the recommendation of the fund’s Contracts Committee (the committee), which is composed of all of the fund’s independent directors. The information, material factors and the conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information received

Materials reviewed

During the course of each year, the independent directors receive a wide variety of materials relating to the services provided by CII, including reports on the fund’s investment results, portfolio composition, sales and redemptions, as well as other information relating to the nature, extent and quality of the services provided by CII to the fund. In addition, supplementary information requested and reviewed by the committee included extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CII, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process

The committee received assistance and advice regarding legal and industry standards from independent legal counsel to the independent directors. The committee discussed the renewal of the agreement with CII representatives and in a private session with independent counsel at which no CII representatives were present. In deciding to recommend renewal, the committee did not identify any specific piece of information or any single factor that was controlling. This summary describes the most important factors, but not all of the matters considered.

2. Nature, extent and quality of services

CII, its personnel and its resources

The board and the committee considered the depth and quality of CII’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; and the low turnover rates of its key personnel. The board and the committee considered CII’s commitment to research and its multiple portfolio manager system, noting that CII continues to expend considerable effort to enhance its investment process and research coverage.

Other services

The board and the committee considered CII’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the directors informed; and its attention to matters that may involve conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative and shareholder services provided by CII to the fund under the agreement and other agreements, including information technology, legal, fund accounting and treasury functions. The board and the committee concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the fund under the agreement.

3. Investment results

The board and the committee reviewed the investment results of the fund as of December 31, 2010, and compared them to those of the fund’s benchmark, as well as to those of a selected group of funds with a similar investment mandate. The board and the committee reviewed the fund’s short-term and long-term investment results both in absolute terms and relative to its benchmark and the selected funds. The directors noted that although the fund had recently underperformed its benchmark, the fund’s long-term results have generally exceeded its benchmark. The board and the committee concluded that although one-year results have lagged, long-term results have generally been satisfactory, and the board and the committee remain confident in CII’s ability to achieve superior long-term results over time.

4. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expenses of the fund (as a percentage of average net assets) with the fees and expenses of comparable investment companies managed by CII and of other comparable third-party funds, as well as emerging markets equity investment management fees charged to separate accounts advised by CII and other managers. This information allowed the board and the committee to compare the fund’s advisory fees with advisory fees charged to both retail and institutional investors in emerging market equity mandates. The board and the committee also discussed information obtained from third-party sources regarding advisory rates for emerging market equity mandates. The board and the committee considered these materials, as well as their personal knowledge of advisory fee rates charged by other emerging market equity funds. The board and the committee concluded that the fees charged under the agreement are significantly lower than fees charged by comparable retail mutual funds with emerging market equity mandates and are reasonable when compared with the fees institutional investors are typically charged in emerging market equity mandates.

5. Adviser costs, level of profits and economies of scale

The board and the committee reviewed information regarding CII’s costs of providing services to the fund and its other institutional clients, and also reviewed the resulting level of profits to CII. The board and the committee noted operational restructuring efforts undertaken by CII designed to reduce its expenses and improve its effectiveness and efficiency. The board and the committee considered that pursuant to the fee schedule charged under the agreement, fees decline as the fund’s assets increase, reflecting economies of scale in the cost of operations that are shared with investors. The board and the committee also noted that long-term economies of scale are reflected in the fund’s expense ratio, which has historically decreased as assets under management have grown, and vice versa. The board and the committee concluded that CII’s profitability from its relationship with the fund was reasonable, and that the fund’s fee and expense levels reflect economies of scale that benefit investors.

6. Ancillary benefits

The board and the committee considered the benefits received by CII and its affiliates as a result of CII’s relationship with the fund, including fees paid to CII’s affiliated transfer agent, and possible ancillary benefits received by the fund in connection with the activities of CII or its affiliates, which are not directly related to the fund. The board and the committee also reviewed CII’s portfolio trading practices, noting that while CII receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it has not committed to direct any specific dollar amounts of brokerage to these broker-dealers in exchange for such research, and does not give preference to broker-dealers that have sold shares of investment companies advised by it or its affiliates.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement should be continued for another one-year period.

Board of directors and other officers

“Independent” directors1
	Year first
	elected a
Name, age and	director of
position with fund	the fund2	Principal occupation(s) during past five years

Walter G. Borst, 49	2010	Chairman, Chief Executive Officer, President and
		Chief Investment Officer, General Motors Investment
		Management Corporation; Vice President and
		Treasurer, General Motors Company; Treasurer,
		General Motors Corporation

Gary Bruebaker, 56	2011	Chief Investment Officer, Washington State
		Investment Board

Paul N. Eckley, 56	2005	Senior Vice President, Investments, State Farm
		Insurance Companies

Beverly L. Hamilton, 64	1991	Retired President, ARCO Investment
Chairman of the Board		Management Company
(Independent and
Non-Executive)

Raymond Kanner, 58	1997	Managing Director and Chief Investment Officer, IBM
		Retirement Funds; former Director, Global Equity
		Investments, IBM Retirement Funds

L. Erik Lundberg, 51	2005	Chief Investment Officer, University of Michigan

Helmut Mader, 69	1986	Managing Director, Mader Capital Resources GmbH
Vice Chairman of the Board
(Independent and
Non-Executive)

William B. Robinson, 73	1986	Director, Reckson Asset Management Australia
		Limited; former Director, Unwired Australia Group
		Limited (Internet service provider)

John P. Rohal, 64	2011	Managing Director, Public Equities, Makena Capital
		Management

Aje K. Saigal, 55	2000	Director of Economics & Investment Strategy,
		Government of Singapore Investment Corporation
		Pte. Limited

David H. Zellner, 56	2010	Chief Investment Officer, General Board of Pension
		and Health Benefits of The United Methodist Church

	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	director	Other directorships4 held by director

Walter G. Borst, 49	1	GMAM Absolute Return Strategies Fund, LLC

Gary Bruebaker, 56	1	None

Paul N. Eckley, 56	1	None

Beverly L. Hamilton, 64	1	Oppenheimer Funds (director for 38 portfolios
Chairman of the Board		in the fund complex)
(Independent and
Non-Executive)

Raymond Kanner, 58	1	None

L. Erik Lundberg, 51	1	None

Helmut Mader, 69	1	None
Vice Chairman of the Board
(Independent and
Non-Executive)

William B. Robinson, 73	1	None

John P. Rohal, 64	1	RS Investments (director for 37 portfolios in the fund
		complex)

Aje K. Saigal, 55	1	None

David H. Zellner, 56	1	None

“Interested” directors5

	Year first
	elected a
	director or
Name, age and	officer of	Principal occupation(s) during past five years and
position with fund	the fund2	positions held with affiliated entities of the fund

Victor D. Kohn, 53	1996	President and Director, Capital International, Inc.
President and Chief
Executive Officer

David I. Fisher, 71	1986	Vice Chairman of the Board, Capital International,
		Inc.; Chairman Emeritus, Capital Group International,
		Inc.;6 Chairman Emeritus, Capital Guardian Trust
		Company;6 Director, The Capital Group Companies,
		Inc.6

Shaw B. Wagener, 52	1997	Chairman of the Board, Capital International, Inc.;
		Chairman of the Board, Capital Group International,
		Inc.;6 Senior Vice President, Capital Guardian Trust
		Company;6 Director, The Capital Group Companies, Inc.6

	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	director	Other directorships4 held by director

Victor D. Kohn, 53	1	None
President and Chief
Executive Officer

David I. Fisher, 71	1	None

Shaw B. Wagener, 52	1	None

Chairman emeritus
Walter P. Stern, 82	Vice Chairman of the Board, Capital International, Inc.

Other officers
	Year first
	elected
Name, age and	an officer	Principal occupation(s) during past five years
position with fund	of the fund2	and positions held with affiliated entities of the fund

Michael A. Felix, 50	1993	Senior Vice President, Treasurer and Director, Capital
Vice President and		International, Inc.; Senior Vice President, Treasurer
Treasurer		and Director, Capital Guardian Trust Company;6
		Director, Capital Group Research, Inc.;6 Senior Vice
		President and Treasurer, Capital Guardian (Canada),
		Inc.;6 Principal Financial Officer, Capital Group
		International, Inc.6

Peter C. Kelly, 52	1996	Senior Vice President, Senior Counsel, Secretary and
Vice President		Director, Capital International, Inc.; Senior Vice
		President, Senior Counsel and Director, Capital
		Guardian Trust Company;6 Secretary, Capital Group
		International, Inc.6

Robert H. Neithart, 46	2000	Chairman of the Board, Capital Strategy Research,
Vice President		Inc.;6 Senior Vice President, Capital
		International Research, Inc.;6 Senior Vice President,
		Capital Guardian Trust Company;6
		Senior Vice President — Fixed Income, Capital
		Research and Management Company6

Abbe G. Shapiro, 51	1997	Vice President, Capital International, Inc.; Vice
Vice President		President, Capital Guardian Trust Company;6
		Vice President — Institutional Investment Services
		Division, The Capital Group Companies, Inc.6

Lisa B. Thompson, 45	2000	Senior Vice President, Capital Guardian Trust
Vice President		Company;6 Director, Capital Strategy Research, Inc.;6 Director, The Capital Group Companies, Inc.6

Ricardo V. Torres, 41	2006	Senior Vice President, Capital International Research,
Vice President		Inc.6

Laurie D. Neat, 40	2005	Assistant Vice President, Capital International, Inc.;
Secretary		Assistant Vice President, Capital Guardian Trust
		Company6

Bryan K. Nielsen, 38	2006	Vice President, Capital International, Inc.;
Assistant Treasurer		Vice President, Capital Guardian Trust Company6

The fund’s statement of additional information (SAI) includes further details about fund directors. The address for all directors and officers of the fund is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025, Attention: Secretary.

The fund’s SAI, Proxy Voting Policy and Procedures and proxy voting record for the 12 months ended June 30 are available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or upon request by calling 800/421-4989.

The fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website or upon request by calling 800/421-4989. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800/SEC-0330.

1The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Directors and officers of the fund serve until their resignation, removal or retirement.
3Capital International, Inc. serves as investment adviser for the fund and does not act as investment adviser for other U.S. registered investment companies.

4This includes all directorships (other than those in the fund) that are held by each director as a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital International, Inc., or its affiliated entities.

6Company affiliated with Capital International, Inc.

Offices of the fund and of the
investment adviser
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, CA 90025-3302

333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for
shareholder accounts
JPMorgan Investor Services Co.
One Beacon Street
Boston, MA 02108

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006-2401

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Investors should carefully consider the investment objectives, risks, charges and expenses of the fund. This and other important information is in the prospectus, which can be obtained from Capital International by calling 800/421-4989 and should be read carefully before investing.

The Capital Group Companies

Capital International	Capital Guardian	Capital Research and Management	Capital Bank and Trust	American Funds

Lit. No. MFGESR-915-0811P (NLS)

Litho in USA TAG/AFD/6391-S28990

© 2011 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made by calling 800/421-4989 or by writing to the Secretary of the Registrant, c/o Capital International, 333 South Hope Street, 55th Floor, Los Angeles, California 90071

ITEM 3 – Audit Committee Financial Expert

The Registrant’s Board has determined that each member of the Registrant’s Audit Committee, Walter G. Borst, Gary Bruebaker, Paul N. Eckley, L. Erik Lundberg, and John P. Rohal, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase each designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of the other Audit Committee members.  The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Fees billed by the Registrant’s auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

Registrant:
a)	Audit Fees:
2010                      $114,000
2011                      $121,000
b)	Audit- Related Fees:
2010                      none
2011                      none
c)	Tax Fees:
2010                      $94,000
2011                      $77,000
The tax fees for 2010 and 2011 consist of professional services relating to: preparing the fund’s federal and state income tax returns (2010: $12,000, 2011: $12,000); preparing the local tax return and routine tax compliance services in India and Venezuela (2010: $32,000, 2011: $50,000); and other tax services in India (2010: $50,000, 2011: $15,000).
d)	All Other Fees:
2010                      none
2011                      none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a)	Not applicable
 b)           Audit- Related Fees:
2010                      none
2011                      none
 c)           Tax Fees:
2010                      $4,000
2011                      $10,000
 d)           All Other Fees:
2010                      none
2011                      none

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant, were $87,000 for fiscal year 2011 and $98,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Schedule of Investments is included in the Annual Report to Shareholders.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: August 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: August 29, 2011

By /s/ Michael A. Felix
Michael A. Felix, Vice President and Treasurer

Date: August 29, 2011